UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |x|	Filed by a Party other than the Registrant |_|

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|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|x| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to §240.14a -12

BlackRock Senior High Income Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Enhanced Government Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings Insured Investment Fund
BlackRock MuniYield Insured Investment Fund
BlackRock MuniHoldings Fund, Inc.
The Massachusetts Health & Education Tax-Exempt Trust
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
BlackRock MuniYield Quality Fund II, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Investment Fund
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.
BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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July 17, 2009

Dear Shareholder:

A joint annual meeting of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Wednesday, August 26, 2009, at 1:00 p.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of nominees to the Board of Directors or Trustees (each a “Board,” the members of which are referred to as “Board Members”) of each Fund. At a meeting of the Boards held on May 28-29, 2009, each Board approved the proposed nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this proxy statement because you were a shareholder of record on June 29, 2009 of at least one of the Funds listed in Appendix A. Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on June 29, 2009 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please sign, date and return each proxy card you receive.

If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Sincerely,

Howard B. Surloff
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the proxy statement?

A.	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This proxy statement describes the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table beginning on page 3 of the proxy statement identifies the Board Nominees for each Fund.

Q.	How do the Boards of the Funds recommend that I vote?

A.	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers.

The Boards have approved the Board Nominees named in the proxy statement, believe their election is in your best interests and recommend that you vote “FOR” each Board Nominee.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or Notice of Internet Availability of Proxy Materials, or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Funds.

Q.	Are the Funds paying for the cost of the proxy statement?

A.	The costs associated with the proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 405, New York, New York 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $27,000 and $950,000, respectively, for such services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Altman, the Funds’ proxy solicitor, at 1-866-796-7185.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card(s), and if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

July 17, 2009

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 26, 2009

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Wednesday, August 26, 2009, at 1:00 p.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1. PROPOSAL 2.	To elect nominees to the Board of your Fund(s). To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The purpose of the meeting is to seek shareholder approval of nominees to the Board of Directors or Trustees (each a “Board,” the members of which are referred to as “Board Members”) of each Fund. At a meeting of the Boards held on May 28-29, 2009, each Board approved the proposed nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

Your Board recommends that you vote “FOR” the Board Nominees upon which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on June 29, 2009 are entitled to vote at the meeting and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of June 29, 2009, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on June 29, 2009 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to sign, date and return each proxy card you receive.

If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

By Order of the Boards,

Howard B. Surloff
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

BlackRock Closed-End Funds
Holding Annual Meetings of Shareholders on August 26, 2009

Name of Fund	Ticker

BlackRock Senior High Income Fund, Inc.	ARK
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Corporate High Yield Fund, Inc.	COY
BlackRock Corporate High Yield Fund III, Inc.	CYE
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Diversified Income Strategies Fund, Inc.	DVF
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Floating Rate Income Strategies Fund II, Inc.	FRB
BlackRock Corporate High Yield Fund VI, Inc.	HYT
BlackRock Corporate High Yield Fund V, Inc.	HYV
BlackRock MuniYield California Insured Fund, Inc.	MCA
BlackRock MuniEnhanced Fund, Inc.	MEN
BlackRock MuniHoldings Insured Investment Fund	MFL
BlackRock MuniYield Insured Investment Fund	MFT
BlackRock MuniHoldings Fund, Inc.	MHD
The Massachusetts Health & Education Tax-Exempt Trust	MHE
BlackRock MuniHoldings New York Insured Fund, Inc.	MHN
BlackRock MuniYield Michigan Insured Fund, Inc.	MIY
BlackRock MuniYield New Jersey Insured Fund, Inc.	MJI
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE
BlackRock MuniYield Pennsylvania Insured Fund	MPA
BlackRock MuniYield Quality Fund II, Inc.	MQT
BlackRock MuniYield Quality Fund, Inc.	MQY
BlackRock MuniHoldings California Insured Fund, Inc.	MUC
BlackRock MuniHoldings Insured Fund II, Inc.	MUE
BlackRock MuniHoldings Fund II, Inc.	MUH
BlackRock Muni Intermediate Duration Fund, Inc.	MUI
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	MUJ
BlackRock MuniHoldings Insured Fund, Inc.	MUS
BlackRock MuniVest Fund, Inc.	MVF
BlackRock MuniVest Fund II, Inc.	MVT
BlackRock MuniYield California Fund, Inc.	MYC
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Investment Fund	MYF
BlackRock MuniYield Insured Fund, Inc.	MYI
BlackRock MuniYield New Jersey Fund, Inc.	MYJ
BlackRock MuniYield Michigan Insured Fund II, Inc.	MYM
BlackRock MuniYield New York Insured Fund, Inc.	MYN
BlackRock MuniYield Arizona Fund, Inc.	MZA
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	PSW
BlackRock Preferred Income Strategies Fund, Inc.	PSY

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 26, 2009

JOINT PROXY STATEMENT

     This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees (each a “Board,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed on page 3 of this Proxy Statement (each a “Fund”). The proxies will be voted at the joint annual meeting of the shareholders of the Funds and at any and all adjournments or postponements thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055 on Wednesday, August 26, 2009, at 1:00 p.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

     The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. This Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about July 17, 2009.

     Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”) or a Maryland corporation (each, a “Maryland Corporation”). The Massachusetts Trusts and Maryland Corporations are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list of each Massachusetts Trust and Maryland Corporation is set forth in Appendix A.

     Shareholders of record of a Fund as of the close of business on June 29, 2009 (the “Record Date”) are entitled to attend and to vote at that Fund’s meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock, auction market preferred shares or auction preferred shares (collectively, “AMPS”) of each of the Funds identified in Appendix A, as applicable, (collectively, the “AMPS Funds”) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, “common shares”) of the AMPS Funds and, except as otherwise noted in the Proxy Statement, will vote together with the holders of common shares as a single class on each nominee to the Board of the AMPS Fund in which they own AMPS, except that they are entitled to vote separately as a class to elect two Board Members for each AMPS Fund in which they own AMPS. The quorum and voting requirements for each Fund are described in the section below entitled “Vote Required and Manner of Voting Proxies.”

     The number of shares outstanding of each Fund as of the close of business on the Record Date and the net assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix I, to the knowledge of each Fund, as of June 29, 2009, no person was the beneficial owner of five percent or more of a class of a Fund’s outstanding shares.

     The Fund in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting site and confirm that your voting instructions are properly recorded.

     All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

     Certain other BlackRock Closed-End Funds not listed on page 3 will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds.

     Photographic identification will be required for admission to the meeting. For directions to the meeting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

     Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON AUGUST 26, 2009.

The Proxy Statement is available at
http://www.proxyonline.com/Blackrock/2009/non-classified.pdf.

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

SUMMARY OF PROPOSAL AND FUNDS VOTING

     The following table shows the Funds for which the Board Member nominees are standing for election.

Fund Name	Ticker	Nominees Standing for Election(1)	AMPS Nominees Standing for Election(2)
BlackRock Senior High Income Fund, Inc.	ARK	X
BlackRock Enhanced Capital and Income Fund, Inc.	CII	X
BlackRock Corporate High Yield Fund, Inc.	COY	X
BlackRock Corporate High Yield Fund III, Inc.	CYE	X
BlackRock Debt Strategies Fund, Inc.	DSU	X
BlackRock Diversified Income Strategies Fund, Inc.	DVF	X
BlackRock Enhanced Government Fund, Inc.	EGF	X
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	X
BlackRock Floating Rate Income Strategies Fund II, Inc.	FRB	X
BlackRock Corporate High Yield Fund VI, Inc.	HYT	X
BlackRock Corporate High Yield Fund V, Inc.	HYV	X
BlackRock MuniYield California Insured Fund, Inc.	MCA	X	X
BlackRock MuniEnhanced Fund, Inc.	MEN	X	X
BlackRock MuniHoldings Insured Investment Fund	MFL	X	X
BlackRock MuniYield Insured Investment Fund	MFT	X	X
BlackRock MuniHoldings Fund, Inc.	MHD	X	X
The Massachusetts Health & Education Tax-Exempt Trust	MHE	X	X
BlackRock MuniHoldings New York Insured Fund, Inc.	MHN	X	X
BlackRock MuniYield Michigan Insured Fund, Inc.	MIY	X	X
BlackRock MuniYield New Jersey Insured Fund, Inc.	MJI	X	X
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	X	X
BlackRock MuniYield Pennsylvania Insured Fund	MPA	X	X
BlackRock MuniYield Quality Fund II, Inc.	MQT	X	X
BlackRock MuniYield Quality Fund, Inc.	MQY	X	X
BlackRock MuniHoldings California Insured Fund, Inc.	MUC	X	X
BlackRock MuniHoldings Insured Fund II, Inc.	MUE	X	X
BlackRock MuniHoldings Fund II, Inc.	MUH	X	X
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	X	X
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	MUJ	X	X
BlackRock MuniHoldings Insured Fund, Inc.	MUS	X	X
BlackRock MuniVest Fund, Inc.	MVF	X	X
BlackRock MuniVest Fund II, Inc.	MVT	X	X
BlackRock MuniYield California Fund, Inc.	MYC	X	X
BlackRock MuniYield Fund, Inc.	MYD	X	X
BlackRock MuniYield Investment Fund	MYF	X	X
BlackRock MuniYield Insured Fund, Inc.	MYI	X	X
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	X	X
BlackRock MuniYield Michigan Insured Fund II, Inc.	MYM	X	X
BlackRock MuniYield New York Insured Fund, Inc.	MYN	X	X
BlackRock MuniYield Arizona Fund, Inc.	MZA	X	X
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	PSW	X	X
BlackRock Preferred Income Strategies Fund, Inc.	PSY	X	X

(1)	The 12 Board Member nominees are: G. Nicholas Beckwith, III, Richard E. Cavanagh, Richard S. Davis, Kent Dixon, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards. Except as noted herein, these nominees are voted upon by the common and preferred shareholders of each respective Fund voting together as a single class, except for those Funds for which Messrs. Fabozzi and Kester are AMPS Nominees, in which case Messrs. Fabozzi and Kester are voted upon by owners of AMPS voting as a separate class. Please see the description below under “Proposal 1—TO ELECT BOARD MEMBER NOMINEES” for a more detailed discussion regarding the AMPS Nominees.

(2)	The AMPS Nominees are Frank J. Fabozzi and W. Carl Kester. These nominees are voted upon by the owners of AMPS voting as a separate class. Please see the description below under “Proposal 1—TO ELECT BOARD MEMBER NOMINEES” for a more detailed discussion regarding the AMPS Nominees.

PROPOSAL 1—TO ELECT BOARD MEMBER NOMINEES

     The purpose of Proposal 1 is to elect Board Member nominees for each Fund.

     Nominees for each Fund. The Board of each Fund currently has 12 Board Members. Prior to December 31, 2008, the Board of each Fund had 13 Board Members. However, on December 31, 2008, Robert S. Salomon, Jr. retired from the Board of each Fund pursuant to each Fund’s mandatory retirement policy, which requires Board Members to retire on December 31 in the year in which they turn 72. Following the retirement of Mr. Salomon, the Board determined to reduce the number of Board Members from 13 to 12. As such, no person has been nominated to replace Mr. Salomon. Shareholders of each Fund will consider electing all 12 Board Member nominees at the meeting. Each Board Member elected at the meeting will serve until the later of 2010 or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

     With respect to the AMPS Funds, the owners of AMPS are entitled to vote as a separate class to elect two of the Board Members (the “AMPS Nominees”) for the AMPS Fund in which they own AMPS. This means that owners of common shares are not entitled to vote in connection with the election of the AMPS Nominees. However, except as described below for MVF, the owners of common shares and the owners of AMPS, voting together as a single class, are entitled to elect the remainder of the Board Member nominees. For MVF, the remainder of the Board Nominees are elected exclusively by the common shareholders, voting as a separate class. Frank J. Fabozzi and W. Carl Kester are standing for election this year as the AMPS Nominees.

     The Board recommends a vote FOR the election of G. Nicholas Beckwith, III, Richard E. Cavanagh, Richard S. Davis, Kent Dixon, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or over the Internet, as described in the proxy card, or complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

     Please refer to the table below which identifies the Board Nominees, including any AMPS Nominees, for election to the Board of each Fund.

     Biographical Information. The table below sets forth certain biographical information about the Board Nominees for all of the Funds in a single location. Unless otherwise indicated, the address of each Board Member is 40 East 52nd Street, New York, New York 10022-5911. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board.

     Richard S. Davis and Henry Gabbay are “interested persons” (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). All of the closed-end registered investment companies advised by BlackRock Advisors, including the Funds, are referred to collectively as the “Fund Complex.”

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen**	Public Directorships

Non-Interested Directors
Richard E. Cavanagh	Director/	2006 to	Trustee, Aircraft Finance Trust since	106 Funds	Arch Chemical
40 East 52nd Street	Trustee and	present	1999; Director, The Guardian Life	103 Portfolios	(chemical and
New York, NY	Chairman of		Insurance Company of America since		allied
10022-5911	the Boards		1998; Chairman and Trustee,		products)
Educational Testing Service since
1946			1997; Senior Advisor, The Fremont
Group since 2008 and Director
thereof since 1996; Adjunct
Professor, Harvard University since
2007; President and Chief Executive
Officer of The Conference Board, Inc.
(global business research
organization) from 1995 to 2007.

Karen P. Robards	Director/	2007 to	Partner of Robards & Company, LLC	106 Funds	AtriCure, Inc.
40 East 52nd Street	Trustee, Vice	present	(financial advisory firm) since 1987;	103 Portfolios	(medical
New York, NY	Chair of the		Co-founder and Director of the Cooke		devices); Care
10022-5911	Boards and		Center for Learning and Development		Investment
	Chairperson		(a not-for-profit organization) since		Trust, Inc.
1950	of the Audit		1987; Director of Enable Medical		(health care
	Committee		Corp. from 1996 to 2005.		REIT)

G. Nicholas	Director/	2007 to	Chairman and Chief Executive Officer,	106 Funds	None
Beckwith, III	Trustee	present	Arch Street Management, LLC	103 Portfolios
40 East 52nd Street			(Beckwith Family Foundation) and
New York, NY			various Beckwith property companies
10022-5911			since 2005; Chairman of the Board of
Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of
Directors, Shady Side Hospital
Foundation since 1977; Board of
Directors, Beckwith Institute for
Innovation In Patient Care since 1991;
Member, Advisory Council on Biology
and Medicine, Brown University since
2002; Trustee, Claude Worthington
Benedum Foundation (charitable
foundation) since 1989; Board of
Trustees, Chatham College since
1981; Board of Trustees, University of
Pittsburgh since 2002; Emeritus
Trustee, Shady Side Academy since
1977; Chairman and Manager, Penn
West Industrial Trucks LLC (sales,
rental and servicing of material
handling equipment) from 2005 to
2007; Chairman, President and Chief
Executive Officer, Beckwith Machinery
Company (sales, rental and servicing
of construction and equipment) from
1985 to 2005; Board of Directors,
National Retail Properties (REIT) from
2006 to 2007.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen**	Public Directorships

Kent Dixon	Director/	2006 to	Consultant/Investor since 1988.	106 Funds	None
40 East 52nd Street	Trustee and	present		103 Portfolios
New York, NY	Member of
10022-5911	the Audit
Committee
1937

Frank J. Fabozzi (1)	Director/	2006 to	Consultant/Editor of The Journal of	106 Funds	None
40 East 52nd Street	Trustee and	present	Portfolio Management since 2006;	103 Portfolios
New York, NY	Member of		Professor in the Practice of Finance
10022-5911	the Audit		and Becton Fellow, Yale University,
	Committee		School of Management, since 2006;
1948			Adjunct Professor of Finance and
Becton Fellow, Yale University from
1994 to 2006.

Kathleen F.	Director/	2006 to	President of Economics Studies, Inc.	106 Funds	The McClatchy
Feldstein	Trustee	present	(private economic consulting firm)	103 Portfolios	Company
40 East 52nd Street			since 1987; Chair, Board of Trustees,		(publishing)
New York, NY			McLean Hospital from 2000 to 2008;
10022-5911			Member of the Board of Partners
Community Healthcare, Inc. since
1941			2005; Member of the Corporation of
Partners HealthCare since 1995;
Trustee, Museum of Fine Arts, Boston
since 1992; Member of the Visiting
Committee to the Harvard University
Art Museum since 2003.

James T. Flynn	Director/	2007 to	Chief Financial Officer of JP Morgan &	106 Funds	None
40 East 52nd Street	Trustee and	present	Co., Inc. from 1990 to 1995.	103 Portfolios
New York, NY	Member of
10022-5911	the Audit
Committee
1939

Jerrold B. Harris	Director/	2007 to	Trustee, Ursinus College since 2000;	106 Funds	BlackRock-
40 East 52nd Street	Trustee	present	Director, Troemner LLC (scientific	103 Portfolios	Kelso Capital
New York, NY			equipment) since 2000.		Corp.
10022-5911

1942

R. Glenn Hubbard	Director/	2006 to	Dean, Columbia Business School	106 Funds	ADP (data and
40 East 52nd Street	Trustee	present	since 2004; Columbia faculty member	103 Portfolios	information
New York, NY			since 1988; Co- Director, Columbia		services), KKR
10022-5911			Business School’s Entrepreneurship		Financial
			Program from 1997 to 2004; Visiting		Corporation
1958			Professor, John F. Kennedy School of		(finance),
			Government at Harvard University and		Metropolitan
			the Harvard Business School since		Life Insurance
			1985 and at the University of Chicago		Company
			since 1994; Chairman, U.S. Council		(insurance)
of Economic Advisers under the
President of the United States from
2001 to 2003.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen**	Public Directorships

W. Carl Kester (1)	Director/	2007 to	George Fisher Baker Jr. Professor of	106 Funds	None
40 East 52nd Street	Trustee and	present	Business Administration, Harvard	103 Portfolios
New York, NY	Member of		Business School; Deputy Dean for
10022-5911	the Audit		Academic Affairs since 2006; Unit
	Committee		Head, Finance, Harvard Business
1951			School from 2005 to 2006; Senior
Associate Dean and Chairman of the
MBA Program of Harvard Business
School from 1999 to 2005; Member
of the faculty of Harvard Business
School since 1981; Independent
Consultant since 1978.
Interested Directors †

Richard S. Davis	Director/	2007 to	Managing Director, BlackRock, Inc.	175 Funds	None
40 East 52nd Street	Trustee	present	since 2005; Chief Executive Officer,	285 Portfolios
New York, NY			State Street Research & Management
10022-5911			Company from 2000 to 2005;
Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds
from 2000 to 2005; Chairman,
SSR Realty from 2000 to 2004.

Henry Gabbay	Director/	2007 to	Consultant, BlackRock, Inc. from	175 Funds	None
40 East 52nd Street	Trustee	present	2007 to 2009; Managing Director,	285 Portfolios
New York, NY			BlackRock, Inc. from 1989 to 2007;
10022-5911			Chief Administrative Officer,
BlackRock Advisors, LLC from 1998
1947			to 2007; President of BlackRock
Funds and BlackRock Bond Allocation
Target Shares from 2005 to 2007;
Treasurer of certain Closed-End Funds
in the BlackRock fund complex from
1989 to 2006.

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2006, each Board Member first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**	For purposes of this chart, “Funds” refers to the legal investment companies into which investors invest and “Portfolios” refers to the investment programs of the Funds. The BlackRock fund complex is comprised of 106 Funds. Some of the Funds have the same investment program because they invest through a master-feeder or parent-subsidiary structure, which results in the smaller number of Portfolios than Funds.

†	Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

(1)	AMPS Nominee.

     Compensation. Information relating to compensation paid to Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) for each Fund’s most recent fiscal year is set forth in Appendix B.

     Equity Securities Owned by the Board Members. Information relating to the amount of equity securities owned by the Board Members in the Funds that they are nominated to oversee, as well as certain other funds in the Fund Complex, as of May 31, 2009 is set forth in Appendix C.

     Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund, except Robert S. Salomon, Jr., attended last year’s annual shareholder’s meeting.

     Board Meetings. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix D.

     Standing and Other Operating Committees of the Boards. Information relating to the various standing and other operating committees of the Boards is set forth in Appendix E.

     In addition to the standing committees identified in Appendix E, the Boards of the AMPS Funds established an Ad Hoc Committee on AMPS (the “AMPS Committee”) in March 2008. The current members of the AMPS Committee are: Richard E. Cavanagh (Chair), Frank J. Fabozzi, Henry Gabbay, W. Carl Kester and Karen P. Robards. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have suffered reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from this recent market turmoil and overseeing efforts to provide liquidity to the AMPS holders. As of the date of this proxy statement, the AMPS Committee has met twenty-three times since its formation. It is expected that as of the date of the meeting, the total amount of redemptions of auction market preferred shares across the BlackRock Closed-End Funds, including the AMPS Funds, will equal $3.19 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the BlackRock Closed-End Funds as of February 2008. In addition to these redemptions, the AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, the development of a put feature for the AMPS or issuing a new form of preferred stock that includes a put feature, which would make each eligible for purchase by money market funds. The AMPS Funds are also exploring the expanded use of additional alternative forms of leverage such as tender option bonds, repurchase agreements and credit facilities.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 16(a) of the Exchange Act requires the Funds’ Directors/Trustees, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Fund and representations from these reporting persons, each Fund believes that its Directors/Trustees, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all applicable SEC filing requirements except for late Forms 3 and 4 relating to the Fund’s most recently concluded fiscal year, as listed in Appendix J for Funds with a fiscal year end of June 30 or earlier, or relating to the period between the close of the Fund’s most recently concluded fiscal year and the date of this Proxy Statement, as listed in Appendix K for Funds with a fiscal year end after June 30.

     Officers of the Funds. Information about the officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix G.

     Indemnification of Board Members and Officers. The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

     The Funds in the Fund Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the Fund Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a Board Member retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the Board consolidation that occurred two years ago as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that that Fund continues to indemnify the Board Member for claims arising out of his or her past service to that Fund.

     Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

     A quorum of shareholders is required to take action at each meeting. For CII, CYE, DSU, DVF, EGF, FRA, FRB, HYT, HYV, MHD, MHN, MNE, MUC, MUE, MUH, MUI, MUJ, MUS, PSW and PSY, the holders of 1/3 of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. Except for the Funds listed in the next sentence, the affirmative vote of a plurality of the shares present for each Fund at the meeting at which a quorum is present and entitled to vote on a Board Nominee is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. For MFL, MFT, MHE, MPA and MYF, the affirmative vote of a majority of shares present for such Funds at the meeting at which a quorum is present and entitled to vote on a Board Nominee is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund.

     Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election, who may be employees of a Fund, will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Shares of AMPS of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

     If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

     Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meetings. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

     If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     Approval of a Board Nominee by shareholders of a Fund will occur only if a sufficient number of votes are cast “FOR” the Board Nominee at the Fund’s meeting. Abstentions and broker non-votes will not be counted as votes cast. For the Funds that require a plurality of votes to elect each of the Board Nominees, abstentions and broker non-votes will not have an effect on the outcome of Proposal 1. For the five Funds that require a majority of votes present to elect each of the Board Nominees, abstentions and broker non-votes will not be counted as votes cast and will have the same effect as a vote against Proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

     No representatives of D&T are expected to be present at the meeting.

     Each Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61, as currently modified or supplemented. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, each Audit Committee recommended to its respective Board that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix H) for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

     Appendix H sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit and non-audit services provided directly to the Fund. The fee information in Appendix H is presented under the following captions:

     (a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     (b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

     (c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

     (d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

     Each Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Audit Committee also is required to consider and act upon (i) the provision by any independent accountant of any non-audit services for any Fund, and (ii) the provision by any independent accountant of non-audit services to Fund service providers and their affiliates (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. The Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. See Appendix H to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

     The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     For each Fund’s two most recent fiscal years, there were no services rendered by D&T to the Funds for which the pre-approval requirement was waived.

     Each Audit Committee has considered whether the provision of non-audit services that were rendered by D&T to BlackRock Advisors and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by D&T to each Fund, BlackRock Advisors or Affiliated Service Providers that required pre-approval were pre-approved as required.

     The Audit Committee of each Fund consists of the following Board Members:

Karen P. Robards (Chair);
Kent Dixon;
Frank J. Fabozzi;
James T. Flynn; and
W. Carl Kester.

ADDITIONAL INFORMATION

5% Share Ownership

     As of June 29, 2009, to the best of the Funds’ knowledge, the persons listed in Appendix I beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated.

Submission of Shareholder Proposals

     A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

     If a shareholder intends to present a proposal at the 2010 annual meeting of shareholders of these Funds and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by March 29, 2010.

     Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2010 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2010 annual meeting in accordance with the By-laws of the Funds. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business must be in writing and received at the Fund’s principal executive office between Thursday, April 29, 2010 and Saturday, May 29, 2010. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund's principal executive offices by Saturday, May 29, 2010. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of each Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762.

     For all Funds, written proposals and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022-5911.

Shareholder Communications

     Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022-5911. Shareholders may communicate with the Boards electronically by sending an email to

closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

     Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 40 East 52nd Street, New York, New York 10022-5911. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

     Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 405, New York, New York 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $27,000 and $950,000, respectively, for such services (including reimbursements of out-of-pocket expenses). Altman may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Fiscal Year

     The fiscal year end of certain Funds was amended at a meeting of the Boards in May 2008. However, all information in this Proxy Statement, unless otherwise noted, relates to the post-amended fiscal year end. The pre-amended and post-amended fiscal year end of each Fund is as set forth in Appendix H.

Privacy Principles of the Funds

     BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

     If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

     BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our web sites.

     BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

     We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

     A list of shareholders entitled to be present and to vote at the meeting will be available at the offices of the Funds, 40 East 52nd Street, New York, New York 10022-5911, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.

     Failure of a quorum to be present at any meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards,

Howard B. Surloff
Secretary of the Funds

July 17, 2009

Appendix A

Fund Information

     The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on June 29, 2009, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Outstanding	Net Assets ($)*

ARK	BlackRock Senior High Income Fund, Inc.	Maryland Corporation	56,509,502	N/A	180,757,060
CII	BlackRock Enhanced Capital and
	Income Fund, Inc.	Maryland Corporation	42,731,442	N/A	579,183,379
COY	BlackRock Corporate High Yield Fund, Inc.	Maryland Corporation	34,580,960	N/A	182,955,107
CYE	BlackRock Corporate High Yield Fund III, Inc. .	Maryland Corporation	37,316,497	N/A	192,970,047
DSU	BlackRock Debt Strategies Fund, Inc.	Maryland Corporation	107,235,998	N/A	319,356,093
DVF	BlackRock Diversified Income
	Strategies Fund, Inc.	Maryland Corporation	12,283,656	N/A	948,948,989
EGF	BlackRock Enhanced Government Fund, Inc. .	Maryland Corporation	11,687,474	N/A	192,418,717
FRA	BlackRock Floating Rate Income
	Strategies Fund, Inc.	Maryland Corporation	18,336,820	N/A	217,904,793
FRB	BlackRock Floating Rate Income Strategies
	Fund II, Inc.	Maryland Corporation	10,496,930	N/A	116,469,390
HYT	BlackRock Corporate High Yield
	Fund VI, Inc.	Maryland Corporation	35,286,436	N/A	308,638,019
HYV	BlackRock Corporate High Yield
	Fund V, Inc.	Maryland Corporation	32,944,087	N/A	288,157,867
MCA	BlackRock MuniYield California Insured
	Fund, Inc.†	Maryland Corporation	34,361,200	7,692	648,453,544
MEN	BlackRock MuniEnhanced Fund, Inc.†	Maryland Corporation	29,369,874	6,354	445,498,885
MFL	BlackRock MuniHoldings Insured
	Investment Fund†	Massachusetts	37,667,658	11,845	785,765,201
		Business Trust
MFT	BlackRock MuniYield Insured
	Investment Fund†	Massachusetts	8,451,814	2,490	169,082,455
		Business Trust
MHD	BlackRock MuniHoldings Fund, Inc.†	Maryland Corporation	13,913,010	3,677	280,341,814
MHE	The Massachusetts Health & Education
	Tax-Exempt Trust†	Massachusetts	2,344,067	370	45,389,228
		Business Trust
MHN	BlackRock MuniHoldings New York Insured
	Fund, Inc.†	Maryland Corporation	30,795,138	10,115	654,499,895
MIY	BlackRock MuniYield Michigan Insured
	Fund, Inc.†	Maryland Corporation	18,206,301	5,786	394,102,734
MJI	BlackRock MuniYield New Jersey Insured
	Fund, Inc.†	Maryland Corporation	8,802,099	2,628	186,850,315
MNE	BlackRock Muni New York Intermediate
	Duration Fund, Inc.†	Maryland Corporation	4,206,439	1,185	83,218,913
MPA	BlackRock MuniYield Pennsylvania
	Insured Fund†	Massachusetts	11,480,567	3,096	238,413,665
		Business Trust
MQT	BlackRock MuniYield Quality Fund II, Inc.†	Maryland Corporation	22,366,930	5,130	385,816,756
MQY	BlackRock MuniYield Quality Fund, Inc.†	Maryland Corporation	30,425,258	7,680	595,073,236
MUC	BlackRock MuniHoldings California
	Insured Fund, Inc.†	Maryland Corporation	40,874,458	11,495	819,227,436
MUE	BlackRock MuniHoldings Insured
	Fund II, Inc.†	Maryland Corporation	22,352,426	5,812	415,981,023
MUH	BlackRock MuniHoldings Fund II, Inc.†	Maryland Corporation	11,173,277	2,440	203,058,029

A-1

			Total Common Shares Outstanding

				Total AMPS Outstanding	Net Assets ($)*
Ticker	Fund	Form of Organization

MUI	BlackRock Muni Intermediate Duration
	Fund, Inc.†	Maryland Corporation	38,034,934	11,487	787,530,582
MUJ	BlackRock MuniHoldings New Jersey Insured
	Fund, Inc.†	Maryland Corporation	21,245,413	7,068	476,167,568
MUS	BlackRock MuniHoldings Insured
	Fund, Inc.†	Maryland Corporation	12,886,200	3,768	250,889,080
MVF	BlackRock MuniVest Fund, Inc.†	Maryland Corporation	61,875,156	10,551	787,080,478
MVT	BlackRock MuniVest Fund II, Inc.†	Maryland Corporation	20,385,281	6,032	401,757,840
MYC	BlackRock MuniYield California Fund, Inc.†	Maryland Corporation	21,295,255	5,060	410,713,891
MYD	BlackRock MuniYield Fund, Inc.†	Maryland Corporation	45,428,263	10,860	807,258,997
MYF	BlackRock MuniYield Investment Fund†	Massachusetts	13,558,024	3,633	263,243,336
		Business Trust
MYI	BlackRock MuniYield Insured Fund, Inc.†	Maryland Corporation	67,303,125	15,087	1,189,577,398
MYJ	BlackRock MuniYield New Jersey
	Fund, Inc.†	Maryland Corporation	14,203,242	4,189	301,287,210
MYM	BlackRock MuniYield Michigan Insured
	Fund II, Inc.†	Maryland Corporation	12,069,721	3,494	240,483,954
MYN	BlackRock MuniYield New York Insured
	Fund, Inc.†	Maryland Corporation	39,445,962	10,379	750,512,755
MZA	BlackRock MuniYield Arizona Fund, Inc.†	Maryland Corporation	4,549,497	1,612	95,134,369
PSW	BlackRock Preferred and Corporate Income
	Strategies Fund, Inc.†	Maryland Corporation	10,311,941	2,730	119,175,786
PSY	BlackRock Preferred Income Strategies
	Fund, Inc.†	Maryland Corporation	40,807,418	11,000	499,315,409

† Denotes an AMPS Fund.

* Includes amounts borrowed for investment purposes.

A-2

Appendix B

Compensation of the Board Members

     The Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) receive retainer fees which includes meeting fees (up to six meetings per year) for Board and committee meetings and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act; provided, however, that Mr. Gabbay, a former employee and consultant of BlackRock, and currently an interested person of the Funds, received compensation in the amount noted below for services rendered as an employee. Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board Member of the Funds in the Fund Complex and other BlackRock-advised funds, an annual retainer of $412,500 allocated to the Funds and other BlackRock-advised funds, based on their net assets. In addition, Mr. Gabbay receives meeting fees for attendance at Board meetings held by two open-end fund complexes. Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with Board policy on travel and other business expenses relating to attendance at meetings. Information regarding compensation, including amounts deferred, paid to the Independent Board Members and Mr. Gabbay for each Fund’s most recent fiscal year is set forth below.

     Each Fund shall pay a pro rata portion quarterly (based on the relative net assets) of the following Board Member fees paid by the funds in the Fund Complex for which they serve: (i)$250,000 per annum for each Independent Board Member as a retainer and (ii)$10,000 per day for each Independent Board Member for each special meeting of each board in the Fund Complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each board and any committee thereof. Mr. Cavanagh will receive an additional $120,000 per annum from the funds in the Fund Complex for acting as the Chair for each board. Ms. Robards will receive an additional $40,000 per annum from the funds in the Fund Complex for acting as the Vice Chair for each board. Mr. Fabozzi will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Performance Oversight Committee. Ms. Feldstein will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Compliance Committee. Mr. Hubbard will receive an additional $10,000 per annum from the funds in the Fund Complex for acting as Chair of each Governance and Nominating Committee. Mr. Dixon, Mr. Fabozzi, Mr. Flynn, Mr. Kester and Ms. Robards will each receive an additional $25,000 per annum from the funds in the Fund Complex for their service on each Audit Committee. Ms. Robards will receive an additional $35,000 per annum from the funds in the Fund Complex for acting as the Chair of each Audit Committee. The additional compensation payable to Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Hubbard, Mr. Kester and Ms. Robards will be allocated among the funds in the Fund Complex for which they serve based on their relative net assets.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Fund Complex may be deferred pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the Independent Board Members in order to match its deferred compensation obligation. For the year ended December 31, 2008, the Funds supervised by the Boards reimbursed Independent Board Member expenses in an aggregate amount of $72,531.

     The table below sets forth the aggregate compensation paid to each Independent Board Member and Mr. Gabbay by each Fund during its most recently completed fiscal year (based on each Fund’s post-amended fiscal year end).

Fund	Fund’s Fiscal Year End (1)(9)	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (7)	Jerold B. Harris (7)	W. Carl Kester (7)	Karen P. Robards (7)	Robert S. Salomon Jr. (7)	Henry Gabbay (7)	Fund Total

ARK	28-Feb	$3,116.23	$2,316.12	$2,484.55	$2,274.01	$2,189.78	$2,105.57	$2,316.12	$2,105.57	$2,316.12	$2,947.79	$2,011.31	$201.95	$26,385.12
CII	31-Oct	$2,532.60	$1,882.33	$2,019.23	$1,848.11	$1,779.67	$1,711.21	$1,882.33	$1,711.21	$1,882.33	$2,395.70	$1,882.33	$—	$21,527.07
COY	28-Feb	$2,867.71	$2,131.40	$2,286.42	$2,092.65	$2,015.15	$1,937.64	$2,131.40	$1,937.64	$2,131.40	$2,712.69	$1,832.77	$205.87	$24,282.73
CYE	28-Feb	$3,038.06	$2,258.01	$2,422.23	$2,216.97	$2,134.85	$2,052.74	$2,258.01	$2,052.74	$2,258.01	$2,873.83	$1,945.96	$215.18	$25,726.59
DSU	28-Feb	$6,299.34	$4,681.95	$5,022.45	$4,596.83	$4,426.57	$4,256.32	$4,681.95	$4,256.32	$4,681.95	$5,958.85	$4,119.66	$350.80	$53,332.99
DVF	31-Aug	$1,683.24	$1,251.07	$1,342.04	$1,228.32	$1,182.82	$1,137.33	$1,251.07	$1,137.33	$1,251.07	$1,592.25	$1,251.07	$—	$14,307.60
EGF	31-Dec	$2,505.01	$1,861.84	$1,997.24	$1,827.99	$1,760.29	$1,692.58	$1,861.84	$1,692.58	$1,861.84	$2,369.61	$1,861.84	$—	$21,292.66
FRA	31-Aug	$2,785.11	$2,070.02	$2,220.55	$2,032.37	$1,957.11	$1,881.83	$2,070.02	$1,881.83	$2,070.02	$2,634.55	$2,070.02	$—	$23,673.42
FRB	28-Feb	$1,895.66	$1,408.93	$1,511.41	$1,383.32	$1,332.10	$1,280.86	$1,408.93	$1,280.86	$1,408.93	$1,793.20	$1,219.98	$133.14	$16,057.32
HYT	31-Aug	$4,045.71	$3,006.95	$3,225.65	$2,952.28	$2,842.94	$2,733.59	$3,006.95	$2,733.59	$3,006.95	$3,827.02	$3,150.35	$—	$34,531.98
HYV	31-Aug	$3,788.55	$2,815.82	$3,020.60	$2,764.63	$2,662.23	$2,559.84	$2,815.82	$2,559.84	$2,815.82	$3,583.77	$2,949.92	$—	$32,336.83
MCA	31-Jul	$4,283.80	$3,183.91	$3,415.48	$3,126.02	$3,010.24	$2,894.47	$3,183.91	$2,894.47	$3,183.91	$4,052.25	$3,846.73	$—	$37,075.18
MEN	30-Apr	$3,781.73	$2,810.74	$3,015.17	$2,759.64	$2,657.42	$2,555.22	$2,810.74	$2,555.22	$2,810.74	$3,577.31	$1,749.44	$574.83	$31,658.22
MFL	31-Aug	$5,166.68	$3,840.10	$4,119.38	$3,770.28	$3,630.64	$3,491.01	$3,840.10	$3,491.01	$3,840.10	$4,887.41	$3,840.10	$—	$43,916.82
MFT	31-Jul	$1,039.66	$772.73	$828.93	$758.67	$730.58	$702.47	$772.73	$702.47	$772.73	$983.46	$772.73	$—	$8,837.15
MHD	30-Apr	$2,541.59	$1,889.01	$2,026.40	$1,854.67	$1,785.97	$1,717.29	$1,889.01	$1,717.29	$1,889.01	$2,404.19	$1,195.25	$369.43	$21,279.11
MHE	31-Aug	$295.95	$219.95	$235.95	$215.95	$207.96	$199.97	$219.95	$199.97	$219.95	$279.95	$219.95	$—	$2,515.50
MHN	31-Aug	$4,326.36	$3,215.52	$3,449.38	$3,157.07	$3,040.13	$2,923.20	$3,215.52	$2,923.20	$3,215.52	$4,092.48	$3,215.52	$—	$36,773.91
MIY	31-Jul	$2,362.35	$1,755.81	$1,883.49	$1,723.87	$1,660.03	$1,596.18	$1,755.81	$1,596.18	$1,755.81	$2,234.66	$1,755.81	$—	$20,080.01
MJI	31-Jul	$1,127.36	$837.89	$898.84	$822.65	$792.19	$761.74	$837.89	$761.74	$837.89	$1,066.41	$837.89	$—	$9,582.48
MNE	31-Jul	$516.61	$383.95	$411.89	$376.98	$363.02	$349.05	$383.95	$349.05	$383.95	$488.68	$383.95	$—	$4,391.07
MPA	31-Jul	$1,510.00	$1,122.30	$1,203.92	$1,101.89	$1,061.09	$1,020.27	$1,122.30	$1,020.27	$1,122.30	$1,428.36	$1,122.30	$—	$12,835.00
MQT	30-Apr	$3,387.38	$2,517.65	$2,700.75	$2,471.87	$2,380.33	$2,288.78	$2,517.65	$2,288.78	$2,517.65	$3,204.29	$1,562.72	$517.41	$28,355.26
MQY	30-Apr	$5,273.18	$3,919.26	$4,204.29	$3,848.01	$3,705.47	$3,562.96	$3,919.26	$3,562.96	$3,919.26	$4,988.14	$2,412.83	$813.22	$44,128.83
MUC	31-Jul	$5,158.38	$3,833.92	$4,112.75	$3,764.22	$3,624.81	$3,485.39	$3,833.92	$3,485.39	$3,833.92	$4,879.55	$4,556.86	$—	$44,569.13
MUE	31-Jul	$2,653.80	$1,972.42	$2,115.87	$1,936.56	$1,864.84	$1,793.12	$1,972.42	$1,793.12	$1,972.42	$2,510.35	$2,558.36	$—	$23,143.27
MUH	30-Apr	$1,910.72	$1,420.11	$1,523.40	$1,394.30	$1,342.67	$1,291.01	$1,420.11	$1,291.01	$1,420.11	$1,807.43	$893.17	$281.09	$15,995.15
MUI	30-Apr	$6,829.66	$5,076.10	$5,445.27	$4,983.81	$4,799.23	$4,614.64	$5,076.10	$4,614.64	$5,076.10	$6,460.49	$3,141.04	$1,010.39	$57,127.48
MUJ	31-Jul	$2,761.21	$2,052.26	$2,201.50	$2,014.94	$1,940.31	$1,865.68	$2,052.26	$1,865.68	$2,052.26	$2,611.95	$2,052.26	$—	$23,470.33
MUS	30-Apr	$2,101.25	$1,561.74	$1,675.32	$1,533.33	$1,476.55	$1,419.77	$1,561.74	$1,419.77	$1,561.74	$1,987.66	$961.02	$319.49	$17,579.39
MVF	31-Aug	$5,497.39	$4,085.89	$4,383.05	$4,011.60	$3,863.02	$3,714.44	$4,085.89	$3,714.44	$4,085.89	$5,200.22	$4,085.89	$—	$46,727.73
MVT	30-Apr	$3,339.86	$2,482.35	$2,662.86	$2,437.20	$2,346.94	$2,256.67	$2,482.35	$2,256.67	$2,482.35	$3,159.34	$1,579.02	$488.00	$27,973.60
MYC	31-Jul	$2,649.54	$1,969.26	$2,112.48	$1,933.45	$1,861.85	$1,790.23	$1,969.26	$1,790.23	$1,969.26	$2,506.33	$2,547.96	$—	$23,099.86
MYD	30-Apr	$7,245.09	$5,384.87	$5,776.49	$5,286.95	$5,091.14	$4,647.08	$5,384.87	$4,647.08	$5,384.87	$6,853.47	$3,430.25	$1,046.55	$60,178.70
MYF	31-Jul	$1,674.89	$1,244.84	$1,335.39	$1,222.20	$1,176.94	$1,131.67	$1,244.84	$1,131.67	$1,244.84	$1,584.36	$1,771.86	$—	$14,763.53
MYI	31-Jul	$8,160.40	$6,065.16	$6,506.26	$5,954.88	$5,734.33	$5,513.78	$6,065.16	$5,513.78	$6,065.16	$7,719.30	$6,951.36	$—	$70,249.60
MYJ	31-Jul	$1,836.28	$1,364.80	$1,464.08	$1,339.99	$1,290.37	$1,240.74	$1,364.80	$1,240.74	$1,364.80	$1,737.04	$1,899.66	$—	$16,143.29
MYM	31-Jul	$1,463.19	$1,087.51	$1,166.61	$1,067.74	$1,028.20	$988.65	$1,087.51	$988.65	$1,087.51	$1,384.11	$1,603.85	$—	$12,953.53
MYN	31-Jul	$4,688.64	$3,484.81	$3,738.25	$3,421.45	$3,294.72	$3,168.00	$3,484.81	$3,168.00	$3,484.81	$4,435.20	$4,169.45	$—	$40,538.14
MZA	31-Jul	$537.22	$399.28	$428.34	$392.03	$377.52	$362.99	$399.28	$362.99	$399.28	$508.19	$867.73	$—	$5,034.86
PSW	31-Oct	$1,872.22	$1,391.52	$1,492.72	$1,366.22	$1,315.62	$1,265.01	$1,391.52	$1,265.01	$1,391.52	$1,771.02	$1,391.52	$—	$15,913.90
PSY	31-Oct	$7,495.84	$5,571.22	$5,976.40	$5,469.93	$5,267.35	$5,064.75	$5,571.22	$5,064.75	$5,571.22	$7,090.65	$5,571.22	$—	$63,714.53
Total
Compensation
from Fund
Complex (8)		$386,803	$287,730	$304,055	$273,299	$280,349	$250,000	$275,000	$250,000	$275,000	$350,000	$275,000
Number of Funds
in Fund Complex
Overseen by
Board Member			106	106	106	106	106	106	106	106	106	106	Retired

(1)	Information is for the Fund’s most recent fiscal year.

(2)	Total amount of deferred compensation payable to Board Member is $206,186.54 as of 12/31/08.

(3)	Total amount of deferred compensation payable to Board Member is $132,379.75 as of 12/31/08.

(4)	Total amount of deferred compensation payable to Board Member is $186,033.24 as of 12/31/08.

(5)	Total amount of deferred compensation payable to Board Member is $108,573.76 as of 12/31/08.

(6)	Total amount of deferred compensation payable to Board Member is $395,383.02 as of 12/31/08.

(7)	As of December 31, 2008 the Board Member did not participate in the deferred compensation plan.

(8)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008. Of this amount, Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein and Mr. Hubbard deferred $51,800, $12,730, $9,055, $3,299 and $20,349, respectively, pursuant to the Fund Complex’s deferred compensation plan.

(9)	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. Information reflected in this chart is for the post-amended FYE.

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Appendix C

Equity Securities Owned by Board Members

     The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the funds that they are nominated to oversee as of May 31, 2009, except as otherwise indicated.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds

Interested Board Members:
Richard S. Davis	BlackRock	500	None	$1–$10,000	Over	—	—	Over
	Debt Strategies				$100,000			$100,000
	Fund, Inc.

	BlackRock	500	None	$1–$10,000		—	—
	Diversified Income
	Strategies Fund, Inc.

Henry Gabbay	BlackRock Enhanced	800	None	$1–$10,000	Over	—	—	Over
	Capital and				$100,000			$100,000
	Income Fund, Inc.

	BlackRock Muni New	1400	None	$10,001–		—	—
	York Intermediate			$50,000
	Duration Fund, Inc.

	BlackRock	840	None	$1–$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	800	None	$1–$10,000		—	—
	MuniHoldings
	Fund, Inc.

	BlackRock	1400	None	$10,001–		—	—
	MuniHoldings New			$50,000
	York Insured Fund, Inc.

	BlackRock	800	None	$1–$10,000		—	—
	MuniVest Fund II, Inc.

	BlackRock	1500	None	$10,001–		—	—
	MuniYield New York			$50,000
	Insured Fund, Inc.

G. Nicholas Beckwith, III	BlackRock	123	None	$1–$10,000	$50,001–			Over
	Corporate High				$100,000			$100,000
	Yield Fund III, Inc.

	BlackRock	123	None	$1–$10,000		—	—
	Corporate High Yield
	Fund V, Inc.

	BlackRock	122	None	$1–$10,000		3,183	$10,001–
	Corporate High						$50,000
	Yield Fund VI, Inc.

	BlackRock Corporate	122	None	$1–$10,000		—	—
	High Yield Fund, Inc.

	BlackRock Debt	123	None	$1–$10,000		—	—
	Strategies Fund, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds

Interested Board Members:
(continued)
G. Nicholas Beckwith, III	BlackRock	125	None	$1–$10,000		—	—
(continued)	Diversified Income
	Strategies Fund, Inc.

	BlackRock Enhanced	312	None	$1–$10,000		—	—
	Capital and Income
	Fund, Inc.

	BlackRock Enhanced	110	None	$1–$10,000		—	—
	Government
	Fund, Inc.

	BlackRock Floating	118	None	$1–$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock Floating	117	None	$1–$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

	BlackRock Muni	108	None	$1–$10,000		—	—
	Intermediate
	Duration Fund, Inc.

	BlackRock	108	None	$1–$10,000		—	—
	MuniEnhanced
	Fund, Inc.

	BlackRock	109	None	$1–$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	109	None	$1–$10,000		—	—
	MuniHoldings
	Fund, Inc.

	BlackRock	107	None	$1–$10,000		—	—
	MuniHoldings
	Insured Fund II, Inc.

	BlackRock	107	None	$1–$10,000		—	—
	MuniHoldings
	Insured Fund, Inc.

	BlackRock MuniVest	110	None	$1–$10,000		—	—
	Fund II, Inc.

	BlackRock MuniVest	109	None	$1–$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	109	None	$1–$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	108	None	$1–$10,000		—	—
	Insured Fund, Inc.

	BlackRock MuniYield	107	None	$1–$10,000		—	—
	Pennsylvania
	Insured Fund

	BlackRock MuniYield	108	None	$1–$10,000		—	—
	Quality Fund II, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds

Interested Board Members:
(continued)
G. Nicholas Beckwith, III	BlackRock MuniYield	107	None	$1–$10,000		—	—
(continued)	Quality Fund, Inc.

	BlackRock Preferred	122	None	$1–$10,000		—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock Preferred	122	None	$1–$10,000		2,883	$10,001–
	Income Strategies						$50,000
	Fund, Inc.

	BlackRock Senior	118	None	$1–$10,000		—	—
	High Income
	Fund, Inc.

Richard E. Cavanagh	BlackRock		None		$10,001–	4,851	$10,001–	Over
	Corporate High Yield				$50,000		$50,000	$100,000
	Fund VI, Inc.

	BlackRock Preferred		None			3,622	$10,001–
	Income Strategies						$50,000
	Fund, Inc.

Kent Dixon	BlackRock		None		Over	2,891	$10,001–	Over
	Corporate High Yield				$100,000		$50,000	$100,000
	Fund VI, Inc.

	BlackRock Preferred		None			2,033	$10,001–
	Income Strategies						$50,000
	Fund, Inc.

Frank J. Fabozzi	BlackRock	10	None	$1–$10,000	$10,001–	—	—	Over
	Corporate High Yield				$50,000			$100,000
	Fund III, Inc.

	BlackRock Corporate	10	None	$1–$10,000		—	—
	High Yield Fund V, Inc.

	BlackRock		None			4,195	$10,001–
	Corporate High						$50,000
	Yield Fund VI, Inc.

	BlackRock Corporate	10	None	$1–$10,000		—	—
	High Yield Fund, Inc.

	BlackRock Debt	10	None	$1–$10,000		—	—
	Strategies Fund, Inc.

	BlackRock	10	None	$1–$10,000		—	—
	Diversified Income
	Strategies Fund, Inc.

	BlackRock Enhanced	10	None	$1–$10,000		—	—
	Government Fund, Inc.

	BlackRock Floating	10	None	$1–$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock Floating	10	None	$1–$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds

Interested Board Members:
(continued)
Frank J. Fabozzi	BlackRock Muni	10	None	$1–$10,000		—	—
(continued)	Intermediate
	Duration Fund, Inc.

	BlackRock	10	None	$1–$10,000		—	—
	MuniEnhanced
	Fund, Inc.

	BlackRock	10	None	$1–$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	10	None	$1–$10,000		—	—
	MuniHoldings
	Fund, Inc.

	BlackRock	10	None	$1–$10,000		—	—
	MuniVest Fund II, Inc.

	BlackRock	10	None	$1–$10,000		—	—
	MuniVest Fund, Inc.

	BlackRock	10	None	$1–$10,000		—	—
	MuniYield Fund, Inc.

	BlackRock MuniYield	10	None	$1–$10,000		—	—
	Insured Fund, Inc.

	BlackRock MuniYield	10	None	$1–$10,000		—	—
	Pennsylvania
	Insured Fund

	BlackRock MuniYield		None			—	—
	Quality Fund II, Inc.

	BlackRock MuniYield	10	None	$1–$10,000		—	—
	Quality Fund, Inc.

	BlackRock Preferred	10	None	$1–$10,000		—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock Preferred		None			3,134	$10,001–
	Income Strategies						$50,000
	Fund, Inc.

	BlackRock Senior	10	None	$1–$10,000		—	—
	High Income Fund, Inc.

Kathleen F. Feldstein	BlackRock	—	None	—	$10,001–	3,143	$10,001–	Over
	Corporate High				$50,000		$50,000	$100,000
	Yield Fund VI, Inc.

	BlackRock	—	None	—		2,626	$10,001–
	Preferred Income						$50,000
	Strategies Fund, Inc.

James T. Flynn	BlackRock	—	None	—	$50,001–	3,502	$10,001–	Over
	Corporate High				$100,000		$50,000	$100,000
	Yield Fund VI, Inc.

	BlackRock	—	None	—		3,171	$10,001–
	Preferred Income						$50,000
	Strategies Fund, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds

Interested Board Members:
(continued)
Jerrold B. Harris	BlackRock	122	None	$1–$10,000	$50,001–	—	—	Over
	Corporate High				$100,000			$100,000
	Yield Fund III, Inc.

	BlackRock	121	None	$1–$10,000		—	—
	Corporate High
	Yield Fund V, Inc.

	BlackRock	121	None	$1–$10,000		3,183	$10,001–
	Corporate High						$50,000
	Yield Fund VI, Inc.

	BlackRock	121	None	$1–$10,000		—	—
	Corporate High
	Yield Fund, Inc.

	BlackRock Debt	122	None	$1–$10,000		—	—
	Strategies Fund, Inc.

	BlackRock	123	None	$1–$10,000		—	—
	Diversified Income
	Strategies Fund, Inc.

	BlackRock	312	None	$1–$10,000		—	—
	Enhanced Capital
	and Income Fund, Inc.

	BlackRock	109	None	$1–$10,000		—	—
	Enhanced
	Government Fund, Inc.

	BlackRock Floating	117	None	$1–$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock Floating	116	None	$1–$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

	BlackRock Muni	100	None	$1–$10,000		—	—
	Intermediate
	Duration Fund, Inc.

	BlackRock	108	None	$1–$10,000		—	—
	MuniEnhanced
	Fund, Inc.

	BlackRock	108	None	$1–$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	108	None	$1–$10,000		—	—
	MuniHoldings
	Fund, Inc.

	BlackRock	107	None	$1–$10,000		—	—
	MuniHoldings
	Insured Fund II, Inc.

	BlackRock	107	None	$1–$10,000		—	—
	MuniHoldings
	Insured Fund, Inc.

	BlackRock	109	None	$1–$10,000		—	—
	MuniVest Fund II, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds

Interested Board Members:
(continued)
Jerrold B. Harris	BlackRock	108	None	$1–$10,000		—	—
(continued)	MuniVest Fund, Inc.

	BlackRock MuniYield	108	None	$1–$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	108	None	$1–$10,000		—	—
	Insured Fund, Inc.

	BlackRock MuniYield	107	None	$1–$10,000		—	—
	Quality Fund II, Inc.

	BlackRock MuniYield	107	None	$1–$10,000		—	—
	Quality Fund, Inc.

	BlackRock Preferred	121	None	$1–$10,000		—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock	121	None	$1–$10,000		2,883	$10,001–
	Preferred Income						$50,000
	Strategies Fund, Inc.

	BlackRock	117	None	$1–$10,000		—	—
	Senior High
	Income Fund, Inc.

R. Glenn Hubbard	BlackRock	—	None	—	$50,001–	8,624	$50,001–	Over
	Corporate High				$100,000		$100,000	$100,000
	Yield Fund VI, Inc.

	BlackRock	—	None	—		6,256	$50,001–
	Preferred Income						$100,000
	Strategies Fund, Inc.

W. Carl Kester	BlackRock	100	None	$1–$10,000	Over	—	—	Over
	Corporate High				$100,000			$100,000
	Yield Fund III, Inc.

	BlackRock	100	None	$1–$10,000		—	—
	Corporate High
	Yield Fund V, Inc.

	BlackRock	—	None	—		1,910	$10,001–
	Corporate High						$50,000
	Yield Fund VI, Inc.

	BlackRock	100	None	$1–$10,000		—	—
	Corporate High
	Yield Fund, Inc.

	BlackRock Debt	100	None	$1–$10,000		—	—
	Strategies Fund, Inc.

	BlackRock	100	None	$1–$10,000		—	—
	Diversified Income
	Strategies Fund, Inc.

	BlackRock	1808	None	$10,001–		—	—
	Enhanced Capital			$50,000
	and Income Fund, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds

Interested Board Members:
(continued)
W. Carl Kester	BlackRock	1000	None	$10,001–		—	—
(continued)	Enhanced			$50,000
	Government Fund, Inc.

	BlackRock Floating	100	None	$1–$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock	100	None	$1–$10,000		—	—
	Floating Rate Income
	Strategies Fund, Inc.

	BlackRock Preferred	100	None	$1–$10,000		—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock	100	None	$1–$10,000		1,730	$10,001–
	Preferred Income						$50,000
	Strategies Fund, Inc.

	BlackRock	1000	None	$1–$10,000		—	—
	Senior High
	Income Fund, Inc.

Karen P. Robards	BlackRock	—	None	—	$50,001–	2,153	$10,001–	Over
	Corporate High				$100,000		$50,000	$100,000
	Yield Fund VI, Inc.

	BlackRock	1762	None	$10,001–	—	—
	Enhanced Capital			$50,000
	and Income Fund, Inc.

	BlackRock Preferred	675	None	$1–$10,000	—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock	690	None	$1–$10,000		1,815	$10,001–
	Preferred Income						$50,000
	Strategies Fund, Inc.

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

     As of May 31, 2009, all Board Members, Board Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund for which they are nominated to oversee.

     None of the Independent Board Members or their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2009.

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Appendix D

Meetings of the Boards

     During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Number of Board Meetings

ARK	28-Feb	N/A	7
CII	31-Dec	31-Oct	9
COY	31-May	28-Feb	7
CYE	31-May	28-Feb	7
DSU	28-Feb	N/A	7
DVF	31-Aug	N/A	6
EGF	31-Dec	N/A	7
FRA	31-Aug	N/A	6
FRB	28-Feb	N/A	7
HYT	31-Aug	N/A	6
HYV	31-Aug	N/A	6
MCA	31-Oct	31-Jul	9
MEN	31-Jan	30-Apr	6
MFL	31-Aug	N/A	8
MFT	31-Oct	31-Jul	9
MHD	30-Apr	N/A	6
MHE	31-Dec	31-Aug	8
MHN	31-Aug	N/A	8
MIY	31-Oct	31-Jul	9
MJI	31-Oct	31-Jul	9
MNE	31-May	31-Jul	9
MPA	31-Oct	31-Jul	9
MQT	31-Oct	30-Apr	6
MQY	31-Oct	30-Apr	6
MUC	30-Jun	31-Jul	8
MUE	30-Sep	31-Jul	9
MUH	31-Jul	30-Apr	6
MUI	31-May	30-Apr	6
MUJ	31-Jul	N/A	9
MUS	30-Apr	N/A	6
MVF	31-Aug	N/A	8
MVT	31-Oct	30-Apr	6
MYC	31-Oct	31-Jul	9
MYD	31-Oct	30-Apr	6
MYF	31-Oct	31-Jul	9
MYI	31-Oct	31-Jul	9
MYJ	30-Nov	31-Jul	9
MYM	31-Oct	31-Jul	9
MYN	31-Oct	31-Jul	9
MZA	31-Oct	31-Jul	9
PSW	31-Oct	N/A	10
PSY	31-Oct	N/A	10

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. The information reflected in this chart is for the post-amended FYE.

     No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served.

D-1

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Appendix E

Standing and Other Operating Committees of the Boards

     The business and affairs of each Fund are managed by or under the direction of its Board. The Board of each Fund has established the following standing and other operating committees.

     Audit Committee. Each Board has a standing Audit Committee comprised of Karen P. Robards (Chair), Kent Dixon, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, each of whom is an Independent Board Member. The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committees review the scope of the Funds’ audit, accounting and financial reporting policies and practices and internal controls. The Audit Committees approve, and recommend to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firms. The Audit Committees also approve all audit and permissible non-audit services provided by the Funds’ independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting of the Fund. A copy of the Audit Committee Charter for each Fund is included in Appendix F.

     Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee. Each Governance and Nominating Committee is comprised of R. Glenn Hubbard, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and Kathleen F. Feldstein, each of whom is not an “interested person” within the meaning of the 1940 Act.

     Each Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board, scheduling and organization of Board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s non-interested Board Members. Each Governance and Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. To have a candidate considered by the Governance and Nominating Committee, a shareholder must submit the recommendation in writing and must include:

  the name and record address of the shareholder, the class or series and number of shares of the Fund which are owned beneficially or of record by the shareholder, a description of all arrangements or understandings between the shareholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the shareholder, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

  the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Fund which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act.

     Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director/trustee if elected. The Governance and Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. A copy of the Governance and Nominating Committee Charter for each Fund is included in Appendix F.

     Compliance Committee. Each Fund has a Compliance Committee composed of Kathleen F. Feldstein, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, each of whom is not an “interested person” within the meaning of the 1940 Act. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Board Members in acting independently of BlackRock Advisors in pursuing the best interests of the Funds and their shareholders, receiving information on and, where appropriate, recommending policies concerning the Funds’ compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Funds’ Chief Compliance Officer.

     Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of all of the Independent Board Members. The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter. The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the Board Members who are not “interested persons,” within the meaning of the 1940 Act, of the Funds in acting independently of BlackRock in pursuing the best interests of the Funds and their shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Funds, and reviewing with respect to the Funds: (a) whether the Funds have complied with their investment policies and restrictions as reflected in its prospectus and statement of additional information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Funds’ investment results.

     Executive Committee. Each Fund has an Executive Committee composed of Messrs. Cavanagh and Davis and Ms. Robards, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

     Ad Hoc AMPS Committee. Each AMPS Fund has an Ad Hoc AMPS Committee (the “AMPS Committee”) composed of Messrs. Cavanagh, Fabozzi, Gabbay and Kester and Ms. Robards. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have suffered reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from this recent market turmoil and overseeing efforts to provide liquidity to the AMPS holders. As of the date of this proxy statement, the AMPS Committee has met twenty-three times since its formation. It is expected that as of the date of the meeting, the total amount of redemptions of auction market preferred shares across the BlackRock Closed-End Funds, including the AMPS Funds, will equal $3.19 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the BlackRock Closed-End Funds as of February 2008. In addition to these redemptions, the AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, the development of a put feature for the AMPS or issuing a new form of preferred stock that includes a put feature, which would make each eligible for purchase by money market funds. The AMPS Funds are also exploring the expanded use of additional alternative forms of leverage such as tender option bonds, repurchase agreements and credit facilities.

     Each Governance and Nominating Committee, each Audit Committee, each Compliance Committee, each Performance Oversight Committee, each Executive Committee and each AMPS Committee met the following number of times for each Fund’s most recent fiscal year:†

Fund	Pre-Amended Fiscal Year End	Post-Amended Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Ad Hoc AMPS Committee Meetings

ARK	28-Feb	N/A	5	4	5	4	3	N/A
CII	31-Dec	31-Oct	7	4	5	4	2	N/A
COY	31-May	28-Feb	5	4	5	4	3	N/A
CYE	31-May	28-Feb	5	4	5	4	3	N/A
DSU	28-Feb	N/A	5	4	5	4	3	N/A
DVF	31-Aug	N/A	4	3	4	3	1	N/A
EGF	31-Dec	N/A	6	4	4	4	2	N/A
FRA	31-Aug	N/A	4	3	4	3	1	N/A
FRB	28-Feb	N/A	5	4	5	4	3	N/A
HYT	31-Aug	N/A	4	3	3	3	1	N/A
HYV	31-Aug	N/A	4	3	3	3	1	N/A
MCA	31-Oct	31-Jul	6	3	4	3	0	7
MEN	31-Jan	30-Apr	5	4	5	4	2	17
MFL	31-Aug	N/A	4	3	4	3	0	9
MFT	31-Oct	31-Jul	5	3	4	3	0	7
MHD	30-Apr	N/A	6	4	5	4	2	17
MHE	31-Dec	31-Aug	5	3	4	3	0	9
MHN	31-Aug	N/A	4	3	4	3	0	9
MIY	31-Oct	31-Jul	5	3	4	3	0	7
MJI	31-Oct	31-Jul	5	3	4	3	0	7
MNE	31-May	31-Jul	6	3	4	3	0	7
MPA	31-Oct	31-Jul	5	3	4	3	0	7
MQT	31-Oct	30-Apr	6	4	5	4	2	17
MQY	31-Oct	30-Apr	6	4	5	4	2	17
MUC	30-Jun	31-Jul	4	3	4	3	0	6
MUE	30-Sep	31-Jul	6	3	4	3	0	7
MUH	31-Jul	30-Apr	6	4	5	4	2	17
MUI	31-May	30-Apr	6	4	5	4	2	17
MUJ	31-Jul	N/A	5	3	4	3	0	7
MUS	30-Apr	N/A	6	4	5	4	2	17
MVF	31-Aug	N/A	4	3	4	3	0	9
MVT	31-Oct	30-Apr	5	4	5	4	2	17
MYC	31-Oct	31-Jul	6	3	4	3	0	7
MYD	31-Oct	30-Apr	5	4	5	4	2	17
MYF	31-Oct	31-Jul	6	3	4	3	0	7
MYI	31-Oct	31-Jul	6	3	4	3	0	7
MYJ	30-Nov	31-Jul	6	3	4	3	0	7
MYM	31-Oct	31-Jul	6	3	4	3	0	7
MYN	31-Oct	31-Jul	6	3	4	3	0	7
MZA	31-Oct	31-Jul	6	3	4	3	0	7
PSW	31-Oct	N/A	5	4	5	4	2	15
PSY	31-Oct	N/A	5	4	5	4	2	15

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, the information reflected in this chart is for the post-amended FYE.

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Appendix F

Joint Audit Committee Charter
of
The BlackRock Closed-End Trusts

Background

     Each of the closed-end trusts managed by BlackRock Advisers, LLC or its affiliates (collectively, “BlackRock”) is referred to as the “Fund”; the Board of Trustees of the Fund is referred to as the “Board of Director” and its members are referred to as the “Directors”; and the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Fund are referred to as the “Independent Directors”. The Board of Directors, including at least a majority of the Independent Directors, has adopted this Charter. The Audit Committee is referred to as the “Committee”.

Purposes of the Committee

     The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including:

  the integrity of the Fund’s financial statements;

  the Fund’s compliance with legal and regulatory requirements;

  the qualifications and independence of the Fund’s independent auditors;

  the performance of the Fund’s internal audit function provided by its investment advisor, administrator, pricing agent or other service providers; and

  preparing for each Fund the report required to be included in its annual proxy statement, if any, by the rules of the Securities and Exchange Commission.

The Members of the Committee

     The Committee shall be composed of at least three members of the Board, each of whom is an Independent Director. No member of the Committee shall directly or indirectly receive any compensation from the Fund, except compensation for services as a member or officer of the Fund’s Board or a committee of the Board.(1) Members shall have no relationships with the Fund, BlackRock or the Fund’s administrator or custodian that may interfere with the exercise of their independence from management of the Fund. The members and the Committee chair will be elected by the full Board. The Chairman of the Board may designate an acting Chair in the absence of the Chair.

     Each member shall be “financially literate” as the Board interprets such qualification in its business judgment. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

     If a member simultaneously serves on the audit committees of more than three public companies, the Board shall determine whether such simultaneous service would impair the ability of such member

(1)	For this purpose, compensation includes any compensation paid by a Fund or a subsidiary for services to a law firm, accounting firm, consulting firm, investment bank or financial advisory firm in which the Committee member is a partner, member, executive officer or holds a similar position.

to effectively serve on the Fund’s audit committee. The Board has determined that simultaneous service on the Committee of each Fund shall be deemed to be equivalent to service on the audit committee of a single public company for purposes of this requirement and that such service does not impair the ability of a member to effectively serve on the Committee of any single Fund.

Chair; Functions of the Chair

     The Chair will have the following responsibilities:

     The Chair will preside at all meetings of the Committee. Any designated alternate will preside in the Chair’s absence.

     The Chair will be responsible for reviewing and providing direction on meeting agendas.

     The Chair will coordinate with the chairs of other committees as appropriate.

     The Chair will assist in identifying and bringing to the attention of the Chairman of the Board issues that should be considered by the Board of Directors, the Independent Directors or any other committee.

     At meetings of the Board of Directors the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

Meetings and Procedures of the Committee

     The Committee will generally meet on a quarterly basis, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

     The Committee may determine its own rules of procedure, which shall be consistent with the charter document of the Fund, the Bylaws of the Fund and this Charter.

     A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Directors required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

     The Committee may request that any Director, officer or employee of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

     The Committee shall cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

     Meetings of the Committee will be open to all Independent Directors.

Duties and Responsibilities

     The Committee shall have the following duties and responsibilities:

     Engagement of Auditors. The Committee will approve the selection, retention, termination and compensation of the independent registered public accounting firm (the “independent accountants”) for the Fund.

     Auditor Reporting. The Committee will:

Be the representative of the Fund to which each independent accountant reports.

Have sole authority to hire and fire any independent accountant of the Fund.

Approve all audit engagement fees and terms for the Fund.

  Consider and act upon (i) the provision by any independent accountant of any non-audit services for any Fund, and (ii) the provision by any independent accountant of non-audit services to Fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (the “Auditor Independence Regulations”) of the Securities and Exchange Commission. In furtherance of the foregoing, the Committee may from time to time adopt and provide oversight in respect of policies and procedures for non-audit engagements by independent accountant of the Fund.

     Independence of Auditors.

  Evaluate the independence and objectivity of the independent accountant and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence; in this connection, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1.

  Provide oversight of BlackRock’s hiring policies for employees or former employees of the independent accountants and receive reports in respect thereof.

     Oversight.

  Meet with the Fund’s independent accountants, at least twice a year and more often if in its discretion, to review the conduct and results of each audit and discuss the Fund’s audited and unaudited financial statements; and in this connection discuss the matters stated in SAS 61 “Communications with Audit Committees,” as amended, and any other communications required to be discussed with the Committee pursuant to applicable laws, regulations, listing agreements and rules of any applicable SRO.

  Discuss with BlackRock its policies with respect to risk assessment and risk management.

  Meet periodically with the Fund’s independent accountants, the Fund’s principal executive officer and the Fund’s principal financial officer, and internal auditors in separate executive sessions as the Committee deems necessary or advisable.

  Review any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response; evaluate the independent auditor’s qualifications and performance (including the performance of the lead partner); resolve disagreements between management and the independent accountants regarding financial reporting.

  Provide oversight of procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund and its affiliates and service providers of concerns about accounting or auditing matters pertaining to the Fund.

  Provide oversight in respect of reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty.

  Provide oversight in respect of any legal matters brought to the Committee’s attention that may have a material impact on the Fund’s financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee.

  Receive reports at least annually from each independent accountant engaged by the Fund describing (i) the firms internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues; and (iii) (to assess the auditor’s independence) all relationships between the independent auditor and the Fund.

  Discuss generally financial information provided to ratings agencies.

  Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities or as specifically delegated to the Committee by the Board.

     Reports.

  Prepare and approve the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of directors/trustees.

  Report to the Board on a regular basis.

     Other. Take such other actions as the Committee deems necessary or desirable to fulfill its purpose as described above.

Resources

     The Committee may retain independent legal counsel or other advisers as it determines to be necessary or advisable to perform its duties. The Fund shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including:

  for payment of compensation to the Fund’s independent accountants or any other public accounting firm providing audit, review or attest services for the Fund;

  for payment of compensation to any special counsel and other advisors employed by the Committee;

  for the ordinary administrative expenses of the Committee; and

  for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees.

     In performing its duties the Committee may consult, as it deems appropriate, with the members of the Board, officers and employees of the Fund, the investment adviser, the Fund’s counsel and the Fund’s other service providers.

Self-Assessment; Amendment of Charter

     The Committee shall, on an annual basis, assess its performance. The Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The independence of Committee members and satisfaction of the requirements to serve on the Committee shall be affirmed annually.

     The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures.

     The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

     Note: Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Performance Oversight Committee, a single Audit Committee, a single Governance and Nominating Committee, a single Compliance Committee and a single Board. The terms “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” “Compliance Committee” and “Board” mean each “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” “Compliance Committee” and “Board” as it relates to its respective Fund, unless the context otherwise requires. Each Performance Oversight Committee, Audit Committee, Governance and Nominating Committee, Compliance Committee and Board of each Fund shall act separately and in the best interests of its respective Fund.

Joint Governance and Nominating Committee Charter
of the BlackRock Closed-End Trusts

Background

     Each of the closed-end trusts managed by BlackRock Advisers, LLC or its affiliates (collectively, “BlackRock”) is referred to as the “Fund”; the Board of Directors of the Fund is referred to as the “Board of Directors” and its members are referred to as the “Directors”; and the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Fund are referred to as the “Independent Directors”. The Board of Directors, including at least a majority of the Independent Directors, has adopted this Charter. The Governance and Nominating Committee is referred to as the “Committee”

Purpose of the Committee

     The purposes of the Committee are to:

  support the Independent Directors in pursuing the best interests of the Fund and its shareholders,

  identify individuals qualified to serve as Independent Directors,

  advise the Board of Directors with respect to Board composition, procedures and committees (other than the Audit Committee),

  oversee periodic self-assessments of the Board of Directors and committees of the Board of Directors (other than the Audit Committee),

  monitor corporate governance matters and make recommendations in respect thereof to the Board of Directors,

  act as the administrative committee with respect to Board of Directors policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Directors,

     Review and make recommendations in respect of Independent Director Compensation.

Composition of the Committee

     The Committee will have at least three members, all of whom will be Independent Directors. The members and the Chair of the Committee will be determined annually by vote of the Independent Directors. The Chairman of the Board may designate an acting chair in the absence of the Chair.

Chair; Functions of the Chair

     The Chair will have the following responsibilities:

     The Chair will preside at all meetings of the Committee. Any designated alternate will preside in the Chair’s absence.

     The Chair will be responsible for reviewing and providing direction on meeting agendas.

     The Chair will coordinate with the chairs of other committees as appropriate.

     The Chair, reflecting the views of Committee members, will engage BlackRock in a dialogue on the scope and contents of materials furnished to the Committee.

     The Chair will assist in identifying and bringing to the attention of the Chairman of the Board issues that should be considered by the Board of Directors, the Independent Directors or any other committee.

     At meetings of the Board of Directors the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

     The Chair will coordinate with counsel for the Funds on matters requiring legal advice, and will coordinate with counsel to the Independent Directors on matters involving conflicts of interest with BlackRock.

Meetings and Procedures of the Committee

     The Committee will generally meet on a quarterly basis, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

     The Committee may determine its own rules of procedure, which shall be consistent with the charter document of the Fund, the Bylaws of the Fund and this Charter.

     A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Directors required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by the Fund’s charter, bylaws or applicable law.

     The Committee may request that any Director, officer or employee of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

     The Committee shall cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

     Meetings of the Committee will be open to all Independent Directors.

Particular Actions of the Committee

     Board Candidates and Nominees. The Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

  Make recommendations as to the Independent Directors’ criteria for evaluating potential nominees. (The present criteria are attached as Annex A.)

  Recommend Independent Director nominees for election by the shareholders or appointment by the Board. In assessing candidates for the office of Independent Director the Committee shall give appropriate weight to the criteria referred to in clause (a).

  Review the suitability for continued service as a director of each Independent Director when his or her term expires and at such other times as the Committee deems necessary or appropriate, and to recommend whether or not the Independent Director should be renominated.

     Board Composition and Procedures. The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

  Review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Directors required by law.

  Make recommendations on the frequency and structure of Board meetings.

  Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

  Make recommendations on the requirements for, and means of, Board orientation and training.

  Act as the administrative committee under the Trustee’s Fee Deferral Plan.

  Make recommendations as to the Independent Directors’ compensation.

     Corporate Governance. The following shall be the goals and responsibilities of the Committee with respect to governance matters:

  Consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board giving appropriate weight to relevant factors including industry “best practices”.

  Monitor compliance with, and act as the administrative committee with respect to, the provisions of the Code of Ethics pursuant to Rule 17j-1(c) under the 1940 Act as they apply to the Independent Directors.

  Provide oversight of Fund counsel.

     Board Committees. The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board. The following provisions shall not apply to the Audit Committee, which will be supervised by the Board:

  Make recommendations to the Board regarding the size and composition of each committee of the Board, including the identification of individuals to serve as members of a committee, and recommend individual Directors to fill any vacancy that might occur on a committee.

  Monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation or elimination of committees, the orientation of committee members, the annual review performed, if any, by each committee.

  Recommend that the Board establish such special committees as may be desirable or necessary from time to time.

     Self-Assessment of the Board. The Committee shall be responsible for overseeing the annual self-assessment of the Board. The Committee shall address all matters that the Committee considers relevant to the Board’s performance.

     The Committee shall report to the Board on the results of its evaluation, including any recommended amendments to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s policies or procedures.

Self-Assessment of the Committee

     The Committee shall, on an annual basis, assess its performance. The Committee shall address matters that the Committee considers relevant to its performance.

     The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures. This report may be written or oral.

     The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

Consultants; Investigations and Studies; Outside Advisers

     The Committee will have authority, upon consultation with the Chairman of the Board, to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Fund’s independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

     Note: Solely for the sake of clarity and simplicity, this Joint Governance and Nominating Committee Charter has been drafted as if there is a single Fund, a single Performance Oversight Committee, a single Audit Committee, a single Governance and Nominating Committee, a single Compliance Committee and a single Board. The terms “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” and “Compliance Committee” and “Board” mean each “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee” and “Compliance Committee” and “Board” as it relates to its respective Fund, unless the context otherwise requires. Each Performance Oversight Committee, Audit Committee, Governance and Nominating Committee and Compliance Committee and Board of each Fund shall act separately and in the best interests of its respective Fund.

Annex A

Statement of Policy on Criteria
for Selecting Independent Directors

     The Governance, Nominating and Compliance Committee has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Directors of the Fund.

     A. The Governance, Nominating and Compliance Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity.

  The candidate may not be an “interested person” of BlackRock or its affiliates within the meaning of the Investment Company Act of 1940.

  The candidate should have no material relationship that could create an appearance of lack of independence in respect of BlackRock and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).

  The candidate needs the disposition to act independently in fact in respect of BlackRock and its affiliates. It is expected that Independent Directors will play an active and, if necessary, an adversarial role in pursuing the best interests of the Fund and shareholders.

  The candidate needs to be able to attend six meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate.

  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.

  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fund.

  Candidates should have experience on corporate and other boards. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fund.

  The candidate needs the capacity for the hard work and attention to detail that is required in light of the Fund’s complex regulatory, operational and marketing setting.

     B. The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.

  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

     C. The following are desirable characteristics of the Independent Directors as a group:

  The Independent Directors will generally be drawn from the ranks of respected and accomplished senior business, government, professional and academic leaders.

  The Independent Directors will strive to achieve diversity in terms of gender, race and geographic location.

  The Independent Directors as a whole should reflect a diversity of experience. At least one Independent Director will be a “financial expert,” as such term is defined by the SEC. The Governance, Nominating and Compliance Committee will strive to achieve a balance of experience of Independent Directors in respect of industries, management roles and other experience.

Appendix G

Officers of the Funds

     The officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is c/o BlackRock, Inc., 40 East 52nd Street, New York, New York 10022-5911.

     Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

     Each officer is an “interested person” of the Funds, as defined in the 1940 Act, by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years

Donald C. Burke	President and Chief Executive	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street	Officer		since 2006; Managing Director of
New York, NY			Merrill Lynch Investment Managers,
10022-5911			L.P. (“MLIM”) and Fund Asset
1960			Management, L.P. (“FAM”) in 2006,
First Vice President thereof from 1997
to 2005, Treasurer thereof from 1999
to 2006.

Anne F. Ackerley	Vice President	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street			since 2000; Chief Operating Officer of
New York, NY			BlackRock’s Account Management
10022-5911			Group (AMG) since 2009; Chief
1962			Operating Officer of BlackRock’s U.S.
Retail Group from 2006 to 2009;
Head of BlackRock’s Mutual Fund
Group from 2000 to 2006.

Neal J. Andrews	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street			since 2006; Senior Vice President and
New York, NY			Line of Business Head of Fund
10022-5911			Accounting and Administration at PNC
1966			Global Investment Servicing (U.S.) Inc.
(formerly PFPC Inc.) from 1992 to
2006.

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street			since 2007 and Director in 2006;
New York, NY			Assistant Treasurer of MLIM/FAM-
10022-5911			advised Funds from 2005 to 2006;
1970			Director of MLIM Fund Services Group
from 2001 to 2006.

Brian P. Kindelan	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the
40 East 52nd Street			BlackRock-advised Funds since 2007;
New York, NY			Managing Director and Senior Counsel
10022-5911			of BlackRock, Inc. since 2005;
1959			Director and Senior Counsel of
BlackRock Advisors, Inc. from 2001 to
2004.

Howard B. Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street			and General Counsel of U.S. Funds at
New York, NY			BlackRock, Inc. since 2006; General
10022-5911			Counsel (U.S.) of Goldman Sachs
1965			Asset Management, L.P. from 1993 to
2006.

G-1

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Appendix H

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

			Audit Fees		Audit-Related Fees

Fund	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

ARK	28-Feb	N/A	49,300	46,300	—	—
CII	31-Dec	31-Oct	37,200	37,000	—	—
COY	31-May	28-Feb	42,500	41,000	—	—
CYE	31-May	28-Feb	42,500	41,000	—	—
DSU	28-Feb	N/A	49,300	46,300	—	—
DVF	31-Aug	N/A	46,300	38,500	8,000	—
EGF	31-Dec	N/A	32,300	33,500	—	—
FRA	31-Aug	N/A	46,300	39,900	8,000	—
FRB	28-Feb	N/A	49,300	46,300	—	—
HYT	31-Aug	N/A	41,000	38,500	8,000	—
HYV	31-Aug	N/A	41,000	38,500	8,000	—
MCA	31-Oct	31-Jul	34,500	55,450	3,500	3,500
MEN	31-Jan	30-Apr	23,200	33,300	3,500	3,500
MFL	31-Aug	N/A	35,000	32,600	3,500	3,500
MFT	31-Oct	31-Jul	27,900	51,350	3,500	3,500
MHD	30-Apr	N/A	34,300	29,000	3,500	3,500
MHE	31-Dec	31-Aug	23,500	23,000	3,500	3,500
MHN	31-Aug	N/A	32,700	30,500	3,500	3,500
MIY	31-Oct	31-Jul	30,000	53,350	3,500	3,500
MJI	31-Oct	31-Jul	27,100	51,350	3,500	3,500
MNE	31-May	31-Jul	23,200	27,100	—	3,500
MPA	31-Oct	31-Jul	27,100	51,350	3,500	3,500
MQT	31-Oct	30-Apr	34,800	33,900	3,500	3,500
MQY	31-Oct	30-Apr	36,700	35,800	3,500	3,500
MUC	30-Jun	31-Jul	37,300	57,350	3,500	3,500
MUE	30-Sep	31-Jul	33,400	53,350	3,500	3,500
MUH	31-Jul	30-Apr	30,400	29,500	3,500	3,500
MUI	31-May	30-Apr	35,200	32,300	3,500	3,500
MUJ	31-Jul	N/A	28,700	52,850	3,500	3,500
MUS	30-Apr	N/A	33,300	29,000	3,500	3,500
MVF	31-Aug	N/A	33,700	30,500	3,500	3,500
MVT	31-Oct	30-Apr	33,400	32,500	3,500	3,500
MYC	31-Oct	31-Jul	32,500	52,850	3,500	3,500
MYD	31-Oct	30-Apr	36,400	35,500	3,500	3,500
MYF	31-Oct	31-Jul	29,500	52,350	3,500	3,500
MYI	31-Oct	31-Jul	38,300	57,350	3,500	3,500
MYJ	30-Nov	31-Jul	28,500	52,850	3,500	3,500
MYM	31-Oct	31-Jul	27,900	51,350	3,500	3,500
MYN	31-Oct	31-Jul	32,500	55,450	3,500	3,500
MZA	31-Oct	31-Jul	25,300	50,350	3,500	3,500
PSW	31-Oct	N/A	38,300	38,900	7,000	3,500
PSY	31-Oct	N/A	38,300	41,000	7,000	3,500

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the post-amended FYE. The July 30 FYE change for MUC will occur with the July 2009 Annual Shareholder Report.

Tax Fees and All Other Fees

			Tax Fees		All Other Fees

Fund	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

ARK	28-Feb	N/A	6,100	6,100	1,028	1,049
CII	31-Dec	31-Oct	6,100	6,100	1,049	1,042
COY	31-May	28-Feb	6,100	6,100	1,028	1,049
CYE	31-May	28-Feb	6,100	6,100	1,028	1,049
DSU	28-Feb	N/A	6,100	6,100	1,028	1,049
DVF	31-Aug	N/A	6,100	6,100	1,049	1,042
EGF	31-Dec	N/A	6,100	6,100	1,049	1,042
FRA	31-Aug	N/A	6,100	6,100	1,049	1,042
FRB	28-Feb	N/A	6,100	6,100	1,028	1,049
HYT	31-Aug	N/A	6,100	6,100	1,049	1,042
HYV	31-Aug	N/A	6,100	6,100	1,049	1,042
MCA	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MEN	31-Jan	30-Apr	6,100	6,100	1,028	1,049
MFL	31-Aug	N/A	6,100	6,100	1,049	1,042
MFT	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MHD	30-Apr	N/A	6,100	6,100	1,028	1,049
MHE	31-Dec	31-Aug	6,100	6,100	1,049	1,042
MHN	31-Aug	N/A	6,100	6,100	1,049	1,042
MIY	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MJI	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MNE	31-May	31-Jul	6,100	6,100	1,049	1,042
MPA	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MQT	31-Oct	30-Apr	6,100	6,100	1,028	1,049
MQY	31-Oct	30-Apr	6,100	6,100	1,028	1,049
MUC	30-Jun	31-Jul	6,100	6,100	1,049	1,042
MUE	30-Sep	31-Jul	6,100	6,100	1,049	1,042
MUH	31-Jul	30-Apr	6,100	6,100	1,028	1,049
MUI	31-May	30-Apr	6,100	6,100	1,028	1,049
MUJ	31-Jul	N/A	6,100	6,100	1,049	1,042
MUS	30-Apr	N/A	6,100	6,100	1,028	1,049
MVF	31-Aug	N/A	6,100	6,100	1,049	1,042
MVT	31-Oct	30-Apr	6,100	6,100	1,028	1,049
MYC	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MYD	31-Oct	30-Apr	6,100	6,100	1,028	1,049
MYF	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MYI	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MYJ	30-Nov	31-Jul	6,100	6,100	1,049	1,042
MYM	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MYN	31-Oct	31-Jul	6,100	6,100	1,049	1,042
MZA	31-Oct	31-Jul	6,100	6,100	1,049	1,042
PSW	31-Oct	N/A	6,100	6,100	1,049	1,042
PSY	31-Oct	N/A	6,100	6,100	1,049	1,042

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the post-amended FYE. The July 30 FYE change for MUC will occur with the July 2009 Annual Shareholder Report.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

			Audit-Related Fees ($)		Tax Fees		All Other Fees ($)

Fund	Pre- Amended Fiscal Year End†	Post- Amended Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

ARK	28-Feb	N/A	405,000	405,000	—	—	—	—
CII	31-Dec	31-Oct	405,000	284,500	—	—	—	—
COY	31-May	28-Feb	405,000	405,000	—	—	—	—
CYE	31-May	28-Feb	405,000	405,000	—	—	—	—
DSU	28-Feb	N/A	405,000	405,000	—	—	—	—
DVF	31-Aug	N/A	405,000	284,500	—	—	—	—
EGF	31-Dec	N/A	405,000	284,500	—	—	—	—
FRA	31-Aug	N/A	405,000	284,500	—	—	—	—
FRB	28-Feb	N/A	405,000	405,000	—	—	—	—
HYT	31-Aug	N/A	405,000	284,500	—	—	—	—
HYV	31-Aug	N/A	405,000	284,500	—	—	—	—
MCA	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MEN	31-Jan	30-Apr	407,500	405,000	—	—	—	—
MFL	31-Aug	N/A	405,000	284,500	—	—	—	—
MFT	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MHD	30-Apr	N/A	407,500	405,000	—	—	—	—
MHE	31-Dec	31-Aug	405,000	284,500	—	—	—	—
MHN	31-Aug	N/A	405,000	284,500	—	—	—	—
MIY	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MJI	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MNE	31-May	31-Jul	405,000	405,000	—	—	—	—
MPA	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MQT	31-Oct	30-Apr	407,500	405,000	—	—	—	—
MQY	31-Oct	30-Apr	407,500	405,000	—	—	—	—
MUC	30-Jun	31-Jul	405,000	2,674,750	—	—	—	—
MUE	30-Sep	31-Jul	405,000	284,500	—	—	—	—
MUH	31-Jul	30-Apr	407,500	405,000	—	—	—	—
MUI	31-May	30-Apr	407,500	405,000	—	—	—	—
MUJ	31-Jul	N/A	405,000	481,833	—	—	—	—
MUS	30-Apr	N/A	407,500	405,000	—	—	—	—
MVF	31-Aug	N/A	405,000	284,500	—	—	—	—
MVT	31-Oct	30-Apr	407,500	405,000	—	—	—	—
MYC	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MYD	31-Oct	30-Apr	407,500	405,000	—	—	—	—
MYF	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MYI	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MYJ	30-Nov	31-Jul	405,000	284,500	—	—	—	—
MYM	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MYN	31-Oct	31-Jul	405,000	284,500	—	—	—	—
MZA	31-Oct	31-Jul	405,000	284,500	—	—	—	—
PSW	31-Oct	N/A	405,000	284,500	—	—	—	—
PSY	31-Oct	N/A	405,000	284,500	—	—	—	—

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the post-amended FYE. The July 30 FYE change for MUC will occur with the July 2009 Annual Shareholder Report.

Aggregate non-audit fees for services provided to the Fund, its investment adviser, and its Affiliated Service Providers, regardless of whether pre-approval was required:

			Aggregate Non-Audit Fees ($)

Fund	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

ARK	28-Feb	N/A	412,128	412,149
CII	31-Dec	31-Oct	412,149	299,642
COY	31-May	28-Feb	412,128	412,149
CYE	31-May	28-Feb	412,128	412,149
DSU	28-Feb	N/A	412,128	412,149
DVF	31-Aug	N/A	420,149	291,642
EGF	31-Dec	N/A	412,149	291,642
FRA	31-Aug	N/A	420,149	291,642
FRB	28-Feb	N/A	412,128	412,149
HYT	31-Aug	N/A	420,149	291,642
HYV	31-Aug	N/A	420,149	291,642
MCA	31-Oct	31-Jul	415,649	295,142
MEN	31-Jan	30-Apr	417,100	415,628
MFL	31-Aug	N/A	415,649	295,142
MFT	31-Oct	31-Jul	415,649	295,142
MHD	30-Apr	N/A	418,128	415,649
MHE	31-Dec	31-Aug	415,649	295,142
MHN	31-Aug	N/A	415,649	295,142
MIY	31-Oct	31-Jul	415,649	295,142
MJI	31-Oct	31-Jul	415,649	295,142
MNE	31-May	31-Jul	411,100	415,649
MPA	31-Oct	31-Jul	415,649	295,142
MQT	31-Oct	30-Apr	418,128	415,649
MQY	31-Oct	30-Apr	418,128	415,649
MUC	30-Jun	31-Jul	415,649	2,971,542
MUE	30-Sep	31-Jul	415,649	295,142
MUH	31-Jul	30-Apr	418,128	415,649
MUI	31-May	30-Apr	418,128	415,649
MUJ	31-Jul	N/A	415,649	717,475
MUS	30-Apr	N/A	418,128	415,649
MVF	31-Aug	N/A	415,649	295,142
MVT	31-Oct	30-Apr	418,128	415,649
MYC	31-Oct	31-Jul	415,649	295,142
MYD	31-Oct	30-Apr	418,128	415,649
MYF	31-Oct	31-Jul	415,649	295,142
MYI	31-Oct	31-Jul	415,649	295,142
MYJ	30-Nov	31-Jul	415,649	295,142
MYM	31-Oct	31-Jul	415,649	295,142
MYN	31-Oct	31-Jul	415,649	295,142
MZA	31-Oct	31-Jul	415,649	295,142
PSW	31-Oct	N/A	419,149	295,142
PSY	31-Oct	N/A	419,149	295,142

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the post-amended FYE. The July 30 FYE change for MUC will occur with the July 2009 Annual Shareholder Report.

Appendix I

5% Share Ownership

     As of June 29, 2009, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated. The information set forth below reflects holdings as reported in each shareholder’s section 13D or 13G filings as filed with the Securities and Exchange Commission as of June 29, 2009.

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

CII	Claymore	2455 Corporate West Drive	937,466	2.19%	—	—
	Securities	Lisle, IL 60532
	Defined Portfolio

CII	Advisors Asset	18925 Base Camp Road	696,155	1.63%	—	—
	Management,	Monument, Colorado 80132
	Inc.

CII	Doliver Capital	6363 Woodway, Suite 963	637,800	1.49%	—	—
	Advisors, Inc.	Houston, Texas 77057

COY	Morgan Stanley*	1585 Broadway	1,822,626	5.27%	—	—
		New York, New York 10036

COY	Claymore	250 North Rock Road	1,745,890	5.05%	—	—
	Securities, Inc.*	Suite 150
		Wichita, Kansas 67206

COY	First Trust	1001 Warrenville Road	1,864,330	5.39%	—	—
	Portfolios L.P.*	Lisle, Illinois 60532

CYE	Claymore	250 North Rock	2,122,152	5.69%	—	—
	Securities, Inc.*	Road Suite 150
		Wichita, Kansas 67206

CYE	First Trust	1001 Warrenville Road	3,816,786	10.23%	—	—
	Portfolios L.P.*	Lisle, Illinois 60532

DVF	First Trust	1001 Warrenville Road	1,621,774	13.20%	—	—
	Portfolios L.P.*	Lisle, Illinois 60532

EGF	First Trust	1001 Warrenville Road	1,336,137	11.43%	—	—
	Portfolios L.P.*	Lisle, Illinois 60532

FRA	First Trust	1001 Warrenville Road	1,322,428	7.21%	—	—
	Portfolios L.P.*	Lisle, Illinois 60532

FRB	First Trust	1001 Warrenville Road	943,128	8.98%	—	—
	Portfolios L.P.*	Lisle, Illinois 60532

FRB	Claymore	250 North Rock	617,471	5.88%	—	—
	Securities, Inc.*	Road Suite 150
		Wichita, Kansas 67206

HYT	First Trust	1001 Warrenville Road	2,594,361	7.35%	—	—
	Portfolios L.P.*	Lisle, Illinois 60532

HYT	Claymore	250 North Rock	1,830,615	5.19%	—	—
	Securities, Inc.*	Road Suite 150
		Wichita, Kansas 67206

HYV	First Trust	1001 Warrenville Road	1,944,733	5.90%	—	—
	Portfolios L.P.*	Lisle, Illinois 60532

HYV	Claymore	250 North Rock	2,124,656	6.45%	—	—
	Securities, Inc.*	Road Suite 150
		Wichita, Kansas 67206

MCA	Bank of America	100 North Tryon Street	—	—	2,309	30.02%
	Corporation*	Charlotte, North Carolina
		28255

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

MCA	UBS AG*	Bahnhofstrasse 45	—	—	832	10.82%
		PO Box CH-8021
		Zurich, Switzerland

MEN	Bank of America	100 North Tryon Street	—	—	2,120	33.36%
	Corporation*	Charlotte, North Carolina
		28255

MEN	UBS AG*	Bahnhofstrasse 45	—	—	404	6.36%
		PO Box CH-8021
		Zurich, Switzerland

MFL	Bank of America	100 North Tryon Street	—	—	5,933	50.09%
	Corporation*	Charlotte, North Carolina
		28255

MFL	UBS AG*	Bahnhofstrasse 45	—	—	2,045	17.26%
		PO Box CH-8021
		Zurich, Switzerland

MFT	Bank of America	100 North Tryon Street	—	—	1,112	44.66%
	Corporation*	Charlotte, North Carolina
		28255

MFT	UBS AG*	Bahnhofstrasse 45	—	—	424	17.03%
		PO Box CH-8021
		Zurich, Switzerland

MHD	Bank of America	100 North Tryon Street	—	—	1,335	36.31%
	Corporation*	Charlotte, North Carolina
		28255

MHD	Royal Bank of	200 Bay Street	—	—	372	10.12%
	Canada*	Toronto, Ontario M5J 2J5
		Canada

MHD	UBS AG*	Bahnhofstrasse 45	—	—	225	6.12%
		PO Box CH-8021
		Zurich, Switzerland

MHD	Morgan Stanley*	1585 Broadway	—	—	193	5.25%
		New York, New York 10036

MHN	Bank of America	100 North Tryon Street	—	—	4,123	40.76%
	Corporation*	Charlotte, North Carolina
		28255

MHN	UBS AG*	Bahnhofstrasse 45	—	—	823	8.14%
		PO Box CH-8021
		Zurich, Switzerland

MIY	Citigroup Global	388 Greenwich Street	—	—	470	8.12%
	Markets, Inc.*	New York, New York 10013

MIY	Bank of America	100 North Tryon Street	—	—	2,255	38.97%
	Corporation*	Charlotte, North Carolina
		28255

MIY	UBS AG*	Bahnhofstrasse 45	—	—	698	12.06%
		PO Box CH-8021
		Zurich, Switzerland

MJI	Bank of America	100 North Tryon Street	—	—	1,319	50.19%
	Corporation*	Charlotte, North Carolina
		28255

MJI	UBS AG*	Bahnhofstrasse 45	—	—	229	8.71%
		PO Box CH-8021
		Zurich, Switzerland

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

MNE	Bank of America	100 North Tryon Street	—	—	827	69.79%
	Corporation*	Charlotte, North Carolina
		28255

MPA	Bank of America	100 North Tryon Street	—	—	1,245	40.21%
	Corporation*	Charlotte, North Carolina
		28255

MPA	UBS AG*	Bahnhofstrasse 45	—	—	300	9.69%
		PO Box CH-8021
		Zurich, Switzerland

MQT	Bank of America	100 North Tryon Street	—	—	2,101	40.96%
	Corporation*	Charlotte, North Carolina
		28255

MQY	Bank of America	100 North Tryon Street	—	—	4,055	52.80%
	Corporation*	Charlotte, North Carolina
		28255

MQY	UBS AG*	Bahnhofstrasse 45	—	—	597	7.77%
		PO Box CH-8021
		Zurich, Switzerland

MUC	Bank of America	100 North Tryon Street	—	—	2,674	23.26%
	Corporation*	Charlotte, North Carolina
		28255

MUC	UBS AG*	Bahnhofstrasse 45	—	—	814	7.08%
		PO Box CH-8021
		Zurich, Switzerland

MUC	Morgan Stanley*	1585 Broadway	—	—	713	6.20%
		New York, New York 10036

MUE	Bank of America	100 North Tryon Street	—	—	367	6.31%
	Corporation*	Charlotte, North Carolina
		28255

MUE	Royal Bank of	200 Bay Street	—	—	371	6.38%
	Canada*	Toronto, Ontario M5J 2J5
		Canada

MUE	UBS AG*	Bahnhofstrasse 45	—	—	340	5.85%
		PO Box CH-8021
		Zurich, Switzerland

MUH	Bank of America	100 North Tryon Street	—	—	957	39.22%
	Corporation*	Charlotte, North Carolina
		28255

MUH	Royal Bank of	200 Bay Street	—	—	286	11.72%
	Canada*	Toronto, Ontario M5J 2J5
		Canada

MUH	UBS AG*	Bahnhofstrasse 45	—	—	134	5.49%
		PO Box CH-8021
		Zurich, Switzerland

MUI	Merrill Lynch &	4 World Financial Center	—	—	1,587	13.82%
	Co., Inc.*	250 Vesey Street
		New York, New York 10080

MUI	Bank of America	100 North Tryon Street	—	—	961	8.37%
	Corporation*	Charlotte, North Carolina
		28255

MUJ	Bank of America	100 North Tryon Street	—	—	3,019	42.71%
	Corporation*	Charlotte, North Carolina
		28255

MUJ	UBS AG*	Bahnhofstrasse 45	—	—	604	8.55%
		PO Box CH-8021
		Zurich, Switzerland

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

MUS	Karpus	183 Sully’s Trail	610,353	4.74%	—	—
	Management, Inc.*	Pittsford, New York 14534

MUS	1607 Capital	4991 Lake Brook Dr	709,060	5.50%	—	—
	Partners, LLC*	Suite 125
		Glen Allen, Virginia 23060

MUS	Bank of America	100 North Tryon Street	—	—	253	6.71%
	Corporation*	Charlotte, North Carolina
		28255

MUS	Merrill Lynch &	4 World Financial Center	—	—	567	15.05%
	Co., Inc.*	250 Vesey Street
		New York, New York 10080

MUS	Royal Bank of	200 Bay Street	—	—	254	6.74%
	Canada*	Toronto, Ontario M5J 2J5
		Canada

MVF	Bank of America	100 North Tryon Street	—	—	4,318	40.93%
	Corporation*	Charlotte, North Carolina
		28255

MVF	UBS AG*	Bahnhofstrasse 45	—	—	1,269	12.03%
		PO Box CH-8021
		Zurich, Switzerland

MVT	Bank of America	100 North Tryon Street	—	—	2,658	44.06%
	Corporation*	Charlotte, North Carolina
		28255

MVT	UBS AG*	Bahnhofstrasse 45	—	—	330	5.47%
		PO Box CH-8021
		Zurich, Switzerland

MYC	Merrill Lynch &	4 World Financial Center	—	—	563	11.13%
	Co., Inc.*	250 Vesey Street
		New York, New York 10080

MYC	UBS AG*	Bahnhofstrasse 45	—	—	733	14.49%
		PO Box CH-8021
		Zurich, Switzerland

MYD	Bank of America	100 North Tryon Street	—	—	3,544	32.63%
	Corporation*	Charlotte, North Carolina
		28255

MYD	UBS AG*	Bahnhofstrasse 45	—	—	967	8.90%
		PO Box CH-8021
		Zurich, Switzerland

MYF	Bank of America	100 North Tryon Street	—	—	1,802	49.60%
	Corporation*	Charlotte, North Carolina
		28255

MYF	UBS AG*	Bahnhofstrasse 45	—	—	444	12.22%
		PO Box CH-8021
		Zurich, Switzerland

MYI	Bank of America	100 North Tryon Street	—	—	5,579	36.98%
	Corporation*	Charlotte, North Carolina
		28255

MYI	UBS AG*	Bahnhofstrasse 45	—	—	1,371	9.09%
		PO Box CH-8021
		Zurich, Switzerland

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

MYJ	Bank of America	100 North Tryon Street	—	—	1,949	46.53%
	Corporation*	Charlotte, North Carolina
		28255

MYJ	UBS AG*	Bahnhofstrasse 45	—	—	284	6.78%
		PO Box CH-8021
		Zurich, Switzerland

MYM	Citigroup Global	388 Greenwich Street	—	—	294	8.41%
	Markets Inc.*	New York, New York 10013

MYM	UBS AG*	Bahnhofstrasse 45	—	—	481	13.77%
		PO Box CH-8021
		Zurich, Switzerland

MYN	Merrill Lynch &	4 World Financial Center	—	—	1,762	16.98%
	Co., Inc.*	250 Vesey Street
		New York, New York 10080

MYN	UBS AG*	Bahnhofstrasse 45	—	—	740	7.13%
		PO Box CH-8021
		Zurich, Switzerland

MZA	Citigroup Global	388 Greenwich Street	—	—	92	5.71%
	Markets Inc.*	New York, New York 10013

MZA	Bank of America	100 North Tryon Street	—	—	994	61.66%
	Corporation*	Charlotte, North Carolina
		28255

MZA	Citigroup Global	388 Greenwich Street	—	—	129	8.00%
	Markets Inc.*	New York, New York 10013

MZA	UBS AG*	Bahnhofstrasse 45	—	—	162	10.05%
		PO Box CH-8021
		Zurich, Switzerland

PSW	Spectrum Asset	2 High Ridge Park	857,000	8.31%	—	—
	Management,	Stamford, Connecticut
	Inc.*	06905

PSW	Claymore	250 North Rock	553,709	5.37%	—	—
	Securities, Inc.*	Road Suite 150
		Wichita, Kansas 67206

PSW	Bank of America	100 North Tryon Street	—	—	1,112	40.73%
	Corporation*	Charlotte, North Carolina
		28255
PSW	UBS AG*	Bahnhofstrasse 45	—	—	204	7.47%
		PO Box CH-8021
		Zurich, Switzerland

PSY	Spectrum Asset	2 High Ridge Park	2,967,300	7.27%	—	—
	Management,	Stamford, Connecticut
	Inc.*	06905

PSY	Bank of America	100 North Tryon Street	—	—	3,131	28.46%
	Corporation*	Charlotte, North Carolina
		28255

PSY	UBS AG*	Bahnhofstrasse 45	—	—	1,038	9.44%
		PO Box CH-8021
		Zurich, Switzerland

*	Indicates record holders that do not beneficially hold the shares.

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Appendix J

Section 16 Filings

Late Forms Relating to the Fund’s Most Recently Concluded Fiscal Year

Fund	Filing Person	Number of Late Reports and Number of Related Transactions

BlackRock MuniVest	Theodore R. Jaeckel	One Form 3
Fund II, Inc.*
	Peter Hayes	One Form 4 relating to three transactions
BlackRock Corporate	James Keenan	One Form 4 relating to two transactions
High Yield Fund III, Inc.*

*	Funds with a fiscal year end of June 30 or earlier.

J-1

[This page intentionally left blank.]

Appendix K

Additional Section 16 Information

     Late Forms Relating to the Period Between the Close of the Fund’s
Most Recently Concluded Fiscal Year and the Date of this Proxy Statement

Fund	Filing Person	Number of Late Reports and Number of Related Transactions

BlackRock MuniVest Fund, Inc.	Phillip Soccio	One Form 3

BlackRock MuniYield	Phillip Soccio	One Form 3
Pennsylvania Insured Fund

BlackRock MuniYield	F. Howard Downs	One Form 3
Michigan Insured Fund, Inc.

BlackRock MuniYield	F. Howard Downs	One Form 3
Michigan Insured Fund II, Inc.

BlackRock MuniYield	F. Howard Downs	One Form 3
New Jersey Insured Fund, Inc.

BlackRock MuniHoldings	F. Howard Downs	One Form 3
New Jersey Insured Fund, Inc.

BlackRock MuniYield	Robert Sneedon	One Form 3
New Jersey Fund, Inc.

BlackRock MuniYield	Michael Kalinoski	One Form 3
Insured Fund, Inc.

K-1

Important Notice Regarding the Availability of
Proxy Materials for the Annual Shareholder
Meeting to Be Held on August 26, 2009

BlackRock Closed-End Funds

Registration Here

(For formatting: top of this box should be at lateral marker 2)

The control number below will allow you to access proxy information for all investments connected with this Meeting.

YOUR PROXY CONTROL NUMBER
           123456789XXX

Dear Shareholder,	July 17, 2009

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described below. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials available to you include a proxy statement and a proxy card.

The proxy statement is available at www.proxyonline.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 18, 2009 to facilitate timely delivery.

The Annual Meeting of Shareholders will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055 on Wednesday, August 26, 2009, at 1:00 p.m. (Eastern time). That Meeting will be held for the following purposes:

1.	To elect nominees to each Fund’s Board of Trustees / Directors; and

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees / Directors recommends a vote FOR all Board Nominees.

You may attend the Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

Thank you in advance for your participation.

Sincerely,

Howard B. Surloff
Secretary of the Funds

Please address any correspondence regarding this matter to: BlackRock Closed-End Funds, P.O. Box 238 Lyndhurst, NJ 07021-9902

All proxy materials including the proxy statement can be obtained using one of the methods listed below.

INTERNET	E-MAIL	PHONE

Log-on to the secure voting site www.proxyonline.com using the control number listed above. There you may review the proxy materials, request a hard copy of the materials and/or enter your voting instructions. There you may also indicate your instructions to receive all future proxy materials from this issuer via mail or e-mail.	To request a copy of the proxy materials send an e-mail with your control number in the subject line to: mailproxy@proxyonline.com (To receive hard copies via the mail) or emailproxy@proxyonline.com (To receive electronic copies via e- mail). To elect either method abovefor all future proxy materials from this issuer please type “ Permanent Request “ in the body of the e-mail.	Call toll-free 1-800-820-2412 and reference the control number listed above to request a copy of the proxy materials. Proxy representatives will be ready to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

If you have any questions about obtaining proxy materials, please contact us at the number above.

BLACKROCK CLOSED-END FUNDS

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in one of the BlackRock Closed-End Funds, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 08/26/09

Proxy Materials Available

Proxy Statement & Proxy Card

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 08/18//09. HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET -	www.proxyvote.com
2) BY TELEPHONE -	1-800-579-1639
3) BY E-MAIL* -	sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	08/26/09
Meeting Time:	1:00 p.m. (Eastern time)
For holders as of:	06/29/09

Meeting Location:

BlackRock Advisors, LLC
11th Floor
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055

Directions to the meeting can be obtained by writing the applicable Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762.

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Voting items

The Board of Directors recommends that you vote “For” the proposal.

1.	TO ELECT BOARD MEMBER NOMINEES

	01)	W. Carl Kester

	02)	Frank J. Fabozzi

Voting items

The Board of Directors recommends that you vote “For” the proposal

1.	TO ELECT BOARD MEMBER NOMINEES

	01)	G. Nicholas Beckwith, III

	02)	Kent Dixon

	03)	R. Glenn Hubbard

	04)	Richard S. Davis

	05)	James T. Flynn

	06)	Karen P. Robards

	07)	Richard E. Cavanagh

	08)	Kathleen F. Feldstein

	09)	Henry Gabbay

	10)	Jerrold B. Harris

Voting items

The Board of Trustees recommends that you vote “For” the proposal.

1.	TO ELECT BOARD MEMBER NOMINEES

	01)	G. Nicholas Beckwith, III

	02)	Kent Dixon

	03)	R. Glenn Hubbard

04)	W. Carl Kester

05)	Richard S. Davis

06)	Frank J. Fabozzi

07)	James T. Flynn

08)	Karen P. Robards

09)	Richard E. Cavanagh

10)	Kathleen F. Feldstein

11)	Henry Gabbay

12)	Jerrold B. Harris

Voting items

The Board Members responsible for your fund recommend that you vote “For” the proposal.

1.	TO ELECT BOARD MEMBER NOMINEES

	01)	G. Nicholas Beckwith, III

	02)	Kent Dixon

	03)	R. Glenn Hubbard

	04)	Richard S. Davis

	05)	James T. Flynn

	06)	Karen P. Robards

	07)	Richard E. Cavanagh

	08)	Kathleen F. Feldstein

	09)	Henry Gabbay

	10)	Jerrold B. Harris

Voting items

The Board Members responsible for your fund recommend that you vote “For” the proposal.

1.	TO ELECT BOARD MEMBER NOMINEES

	01)	G. Nicholas Beckwith, III

	02)	Kent Dixon

03)	R. Glenn Hubbard

04)	W. Carl Kester

05)	Richard S. Davis

06)	Frank J. Fabozzi

07)	James T. Flynn

08)	Karen P. Robards

09)	Richard E. Cavanagh

10)	Kathleen F. Feldstein

11)	Henry Gabbay

12)	Jerrold B. Harris

Voting Instructions

(FUND NAME HERE)
(appropriate share class name listed here)
Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne Ackerley, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on June 29, 2009 at the Annual Meeting of Shareholders of the Fund to be held on August 26, 2009 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

-------------------------------------------------------------------------------------------------------------------------------------------

(FUND NAME HERE)

Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

Vote by Phone, by Mail or via the Internet!

CALL:	To vote your proxy by phone, call 1-866-437-4675 and enter the 12-digit control number found on the reverse side of this Proxy Ballot. This touchtone voting line is available 24 hours a day, seven days a week.

LOG-ON:	To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Ballot.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: The Altman Group, P.O. Box 238, Lyndhurst, NJ 07071.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark your vote on the reverse of this Proxy Ballot.

_________________________________________
Shareholder sign here

_________________________________________
Joint owner sign here

_________________________________________
Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

(FUND NAME HERE)

CONTROL NUMBER

SAMPLE BALLOT ONLY

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH NOMINEE. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.

		FOR ALL	ABSTAIN ALL
		|_|	|_|

To vote for each nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES		FOR	ABSTAIN
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)

(FUND NAME HERE)
(appropriate share class name listed here)
Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne Ackerley, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on June 29, 2009 at the Annual Meeting of Shareholders of the Fund to be held on August 26, 2009 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

-------------------------------------------------------------------------------------------------------------------------------------------

(FUND NAME HERE)

Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

Vote by Phone, by Mail or via the Internet!

CALL:	To vote your proxy by phone, call 1-866-437-4675 and enter the 12-digit control number found on the reverse side of this Proxy Ballot. This touchtone voting line is available 24 hours a day, seven days a week.

LOG-ON:	To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Ballot.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: The Altman Group, P.O. Box 238, Lyndhurst, NJ 07071.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark your vote on the reverse of this Proxy Ballot.

_________________________________________
Shareholder sign here

_________________________________________
Joint owner sign here

_________________________________________
Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

(FUND NAME HERE)

CONTROL NUMBER

SAMPLE BALLOT ONLY

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH NOMINEE. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.

		FOR ALL	ABSTAIN ALL
		|_|	|_|

To vote for each nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES		FOR	ABSTAIN
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|
(Nominee name here)		|_|	|_|

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)

CENCL-0709